LOAN AND SECURITY AGREEMENT

                         US $10,000,000 Credit Facility

                  provided by Textron Financial Corporation to:

                     CR Resorts Cancun, S. de R.L. de C.V.,
                    CR Resorts Los Cabos, S. de R.L. de C.V.,
                 CR Resorts Puerto Vallarta, S. de R.L. de C.V.,
                    Corporacion Mexitur, S. de R.L. de C.V.,
             CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.,
            CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V. and
         CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
                         (Collectively, the "Borrower")

                             As of November 23, 1999















































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

TABLE OF CONTENTS
Section 1. DEFINITION OF TERMS...................................................................................   6
   1.1 Definitions...............................................................................................   6
Section 2. THE LOAN..............................................................................................  27
   2.1 Loan......................................................................................................  27
   2.2 Interest Rate.............................................................................................  27
   2.3 Payments..................................................................................................  28
   2.4 Prepayments...............................................................................................  28
   2.5 Guaranty..................................................................................................  30
Section 3. COLLATERAL............................................................................................  30
   3.1 Grant of Security Interest................................................................................  30
   3.2 Security Interest in All Pledged Notes Receivable and Interval Lease Contracts............................  30
   3.3 Perfection of Security....................................................................................  30
   3.4 Location of Collateral....................................................................................  30
   3.5 Insurance and Protection of Collateral....................................................................  30
   3.6 Protection of Collateral; Reimbursement...................................................................  31
   3.7 Cross-Collateralization and Default.......................................................................  31
Section 4. CONDITIONS PRECEDENT TO THE CLOSING AND FUNDING PROCEDURE.............................................  32
   4.1 Conditions Precedent......................................................................................  32
   4.2 Funding Procedure.........................................................................................  41
Section 5. INTENTIONALLY OMITTED.................................................................................  45
Section 6. GENERAL REPRESENTATIONS AND WARRANTIES................................................................  45
   6.1 Organization, Standing, Qualification.....................................................................  45
   6.2 Authorization, Enforceability, Etc........................................................................  46
   6.3 Financial Statements and Business Condition...............................................................  48
   6.4 Taxes.....................................................................................................  48
   6.5 Title to Properties:  Prior Liens.........................................................................  48
   6.6 Subsidiaries, Affiliates and Capital Structure............................................................  49
   6.7 Litigation, Proceedings, Etc..............................................................................  49
   6.8 Licenses, Permits, Etc....................................................................................  49
   6.9 Environmental Matters.....................................................................................  50
   6.10 Full Disclosure..........................................................................................  50
   6.11 Use of Proceeds/Margin Stock.............................................................................  50
   6.12 No Defaults..............................................................................................  51
   6.13 Compliance with Law......................................................................................  51
   6.14 Restrictions of Borrower or Guarantors...................................................................  52
   6.15 Broker's Fees............................................................................................  52
   6.16 Deferred Compensation Plans..............................................................................  52
   6.17 Labor Relations..........................................................................................  53
   6.18 Resort...................................................................................................  53
   6.19 Timeshare Documents and Reports..........................................................................  55
   6.20 Operating Contracts......................................................................................  55
   6.21 Architectural and Environmental Control..................................................................  56
   6.22 Tax Identification/Social Security Numbers...............................................................  56
   6.23 Construction.............................................................................................  56
   6.24 Continuation and Investigation...........................................................................  57
   6.25 Exchange Control.........................................................................................  57
   6.26 Year 2000................................................................................................  57
Section 7. COVENANTS.............................................................................................  58
   7.1 Affirmative Covenants.....................................................................................  58
   7.2  Construction Covenants...................................................................................  73
   7.3 Negative Covenants........................................................................................  73
Section 8. EVENTS OF DEFAULT.....................................................................................  76
   8.1 Nature of Events..........................................................................................  76
Section 9. REMEDIES..............................................................................................  80
   9.1 Remedies Upon Default.....................................................................................  80
   9.2 Notice of Sale............................................................................................  84
   9.3 Application of Collateral; Termination of Agreements......................................................  85
   9.4 Rights of Lender Regarding Collateral.....................................................................  85
   9.5 Delegation of Duties and Rights...........................................................................  85
   9.6 Lender Not in Control.....................................................................................  85
   9.7 Waivers...................................................................................................  85
   9.8 Cumulative Rights.........................................................................................  86
   9.9 Expenditures by Lender....................................................................................  86
   9.10 Diminution in Value of Collateral........................................................................  86
Section 10. CERTAIN RIGHTS OF LENDER.............................................................................  86
   10.1 Protection of Collateral.................................................................................  86
   10.2 Performance by Lender....................................................................................  87
   10.3 No Liability of Lender...................................................................................  87
   10.4 Right to Defend Action Affecting Security................................................................  88
   10.5 Expenses.................................................................................................  88
   10.6 Lender's Right of Set-Off................................................................................  88
   10.7 No Waiver................................................................................................  88


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   10.8 Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc.............................  89
   10.9 Assignment of Lender's Interest..........................................................................  89
   10.10 Notice to Purchaser.....................................................................................  89
   10.11 Collection of the Notes.................................................................................  89
   10.12 Power of Attorney.......................................................................................  90
   10.13 Relief from Automatic Stay, Etc.........................................................................  90
   10.14 Investigations and Inquiries............................................................................  91
   10.16 Right of First Refusal..................................................................................  91
   10.17 Withholding Tax.........................................................................................  91
Section 11. TERM OF AGREEMENT....................................................................................  92
Section 12. MISCELLANEOUS........................................................................................  92
   12.1 Notices..................................................................................................  92
   12.2 Survival.................................................................................................  94
   12.3 Governing Law............................................................................................  94
   12.4 Limitation on Interest...................................................................................  94
   12.5 Invalid Provisions.......................................................................................  95
   12.6 Successors and Assigns...................................................................................  95
   12.7 Amendment................................................................................................  96
   12.8 Counterparts; Effectiveness..............................................................................  96
   12.9 Lender Not a Fiduciary...................................................................................  96
   12.10 Return of Notes Receivable..............................................................................  96
   12.11 Accounting Principles...................................................................................  97
   12.12 Total Agreement.........................................................................................  97
   12.13 Litigation..............................................................................................  97
   12.14 Incorporation of Exhibits...............................................................................  98
   12.15 Consent to Advertising and Publicity of Timeshare Documents.............................................  98
   12.16 Directly or Indirectly..................................................................................  98
   12.17 Headings................................................................................................  98
   12.18 Gender..................................................................................................  98
   12.19 No Duty.................................................................................................  98
   12.20 Reimbursement for Taxes.................................................................................  98
   12.21 Submissions.............................................................................................  99
   12.22 Investigations and Inquiries............................................................................  99
   12.23 Service of Process......................................................................................  99

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                                TABLE OF EXHIBITS

Exhibit A                  ASSIGNMENT OF PLEDGED NOTES RECEIVABLE AND INTERVAL
                           LEASE CONTRACTS

Exhibit B                  PERMITTED LIENS AND ENCUMBRANCES

Exhibit C                  LEGAL DESCRIPTION OF RESORT PROPERTY

Exhibit D                  TIMESHARE DOCUMENTS

Exhibit E                  PENDING LITIGATION

Exhibit F                  FORM OF REQUEST FOR ADVANCE (RECEIVABLES)

Exhibit G                  OPERATING CONTRACTS

Exhibit H                  FORM OF OFFICER'S CERTIFICATE

Exhibit I                  OWNERSHIP OF BORROWER ENTITIES

Schedule 1                 SALES PROJECTIONS

















































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                           LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT is made and entered into as of November 23, 1999, by and among CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Cancun"), CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Cabos"), CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital ("CR Puerto Vallarta"), Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and CR Resorts Puerto Vallarta Timeshare Trust S. de R.L. de C.V. a Mexican limited responsibility corporation with variable capital (collectively, jointly and severally, the "Borrower"); Raintree Resorts International, Inc., a Nevada corporation ("Guarantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender").

         In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

Section 1. DEFINITION OF TERMS.

     1.1 Definitions. The capitalized terms used in this Agreement are defined in this Section 1.1. The definitions include the singular and plural forms of the terms defined.

          (a) Advance. A portion of the proceeds of the Loan advanced from time to time by Lender to Borrower in accordance with the terms of this Agreement and pursuant to Section 2.1 herein.

          (b) Affiliate. Any Person controlled by, controlling or under common control with Borrower or the Guarantor.

          (c) Agreement. This Loan and Security Agreement by and among Borrower, the Guarantor and Lender (including the exhibits and schedules to it), as it may be amended from time to time.

          (d) Assignment of Interest in Contracts, Permits, Licenses and Approvals. The properly recorded document executed and delivered by Borrower securing the Obligations granting Lender an assignment of all of Borrower's interest in and to all contracts, permits, licenses and approvals with respect to the Resorts, to the extent recordation of such document is permissible under applicable United States or Mexican law.

          (e)  Assignment  of  Pledged  Notes   Receivable  and  Interval  Lease
     Contracts. A recordable Mexican pledge or assignment executed before a Mexican Notary made by Borrower in favor of Lender, a specimen form of which is attached hereto as Exhibit A, evidencing the assignment by Borrower of all Pledged Notes Receivable and related Interval Lease Contracts.

          (f) Background Documents. Defined in Section 4.1(f) of this Agreement.

          (g) Bankruptcy Code. Defined in Section 10.13 of this Agreement.

          (h) Borrowing Base. With respect to Eligible Notes Receivable pledged to Lender in connection with each Advance of the Loan for which at least one monthly payment has been made, an amount equal to the sum of (i) eighty percent (80%) of the aggregate remaining principal balance of each Mexican Nuevos Peso denominated Eligible Note Receivable, plus (ii) eighty-five percent (85%) of the aggregate remaining principal balance of each U.S. Dollar denominated Eligible Note Receivable.

          (i) Business Day. Each day which is not a Saturday or Sunday or a legal holiday under the laws of the State of Connecticut, the State of Rhode Island, the United States of America or the United Mexican States.


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          (j) CERCLA. Defined in Section 1.1(cc) of this Agreement.

          (k) Closing Date. The date of this Agreement.

          (l) Code. The Uniform Commercial Code in force in any applicable jurisdiction of the United States, as amended from time to time, and applicable Mexican law.

          (m) Collateral. Collectively, all now owned or hereafter acquired right, title and interest of Borrower in and to all of the following:

               (i) A first priority lien and security interest in and pledge of the Pledged Notes Receivable generated from the sale of Intervals in the Resorts, together with all accounts, chattel paper and general intangibles related thereto and the cash and non-cash proceeds thereof;

               (ii) A first priority assignment of and lien of proceeds from the Interval Lease Contracts executed by Purchasers in favor of Borrower encumbering the Intervals financed by the Notes Receivable, including a first priority assignment of Borrower's rights (exercisable following the occurrence of, and soley during the continuance of, an Event of Default hereunder) to cancel such Interval Lease Contracts and to re-sell (or cause the resale of) the Intervals relating to such Interval Lease Contracts;

               (iii)  A  first  priority   assignment  of  Borrower's  right  to
          foreclose, cancel or resell (or cause the resale of) all Intervals which are related to Pledged Notes Receivable which are in default or which are or become ineligible hereunder; provided, however, that the rights of Lender under such assignment shall be exercisable following the occurrence of, and solely during the continuance of, an Event of Default hereunder. Notwithstanding anything to the contrary contained herein, Lender shall allow Borrower to substitute replacement Eligible Notes Receivable for Pledged Notes Receivable which are in default or otherwise ineligible hereunder;

               (iv) A first priority assignment, subject to the Permitted FINOVA Liens, of Borrower's, Guarantor's, and/or any and all Affiliates' interest in any management, marketing or other use, maintenance or service contracts for the Resorts;

               (v) All Encumbered Intervals related to each Pledged Note Receivable including, without limitation, the right to cancel or resell (or cause the resale of) an Interval (exercisable following the occurrence of an Event of Default hereunder) in the event of default by a Purchaser pursuant to the terms of the Pledged Note Receivable, together with all appurtenant rights and interests, including, without limitation, appurtenant rights and interests in and to the Units and Facilities, and any easement, license and use rights appurtenant to such Intervals in and to all facilities and amenities of the Resorts, all as described and set forth in the Timeshare Documents;

               (vi) A first priority security interest in and to all documents, instruments, accounts, chattel paper, and general intangibles relating to the Pledged Notes Receivable and the other Collateral (including the cash and non-cash proceeds thereof);

               (vii)  A  first  priority  security  interest,   subject  to  the
          Permitted FINOVA Liens, in and to all furniture, furnishings and fixtures of every kind and description (and all improvements and accessions thereto, including, without limitation, the Common Furnishings) located in or on or used in connection with any Interval;

               (viii) To the greatest extent permitted under United States and Mexican law and subject to the Permitted FINOVA Liens, easements, leasehold interests (whether as lessor or lessee), franchises, permits, approvals, licenses, facilities and amenities on, affecting or appurtenant to each of the Resorts and rights to occupy, use and enjoy any such facilities or amenities and any Encumbered Intervals;

               (ix) All rights in, to and under all Payment Authorization Agreements signed and delivered by or on behalf of each Purchaser of an Encumbered Interval and all accounts and proceeds relating thereto or deriving therefrom;



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               (x) Subject to the Permitted  FINOVA Liens, any rights inuring to
          Borrower as an "institutional mortgagee, an "institutional lender" or a "mortgagee" in connection with any Encumbered Interval as provided in the Timeshare Documents;

               (xi) Extensions, additions, improvements, betterments, renewals, substitutions and replacements of, for or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents and profits thereof, and any replacements, additions or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral;

               (xii) A first priority security interest (pledge and deposit), subject to the Permitted FINOVA Liens, in and to Borrower's interest in all books, records, reports, computer tapes, computer disks and software relating to all or any portion of the Collateral, including, without limitation, Borrower's reservation system for use of the Resorts;

               (xiii) Subject to the Permitted FINOVA Liens, the Textron Mortgages on the Resort Property and all Improvements constructed or to be constructed thereon;

               (xiv) A first priority lien (pledge and deposit), subject to the Permitted FINOVA Liens, in and to the Personal Property, together with the cash and non-cash proceeds thereof, with appropriate non-disturbance language relating to common area equipment, fixtures and furniture;

               (xv) To the extent allowed under Mexican law and subject to the Permitted FINOVA Liens, an absolute and unconditional first assignment or pledge of any and all leases, subleases, licenses, concessions, entry fees, or other agreements which grant a possessory interest in and to, or the right to use the Resort Property or any portion thereof, including any Unsold Intervals (collectively the "Tenant Leases");

               (xvi) Subject to the Permitted FINOVA Liens, an absolute and unconditional first assignment or pledge of all of the rents, revenues, income, proceeds, royalties, profits and other benefits payable for using, leasing, licensing, possessing, operating from or in, or otherwise enjoying the Resort Property pursuant to the Tenant Leases, including, without limitation, damages received upon the occurrence of a default under any of the Tenant Leases and all proceeds payable under any policy of insurance covering loss of rents with respect thereto (collectively the "Tenant Income");

               (xvii) To the extent allowed under Mexican law and subject to the
          Permitted FINOVA Liens, an absolute and unconditional first assignment or pledge of all other agreements to which Borrower is or becomes a party or holds any interest therein and which in any way relate to the use, occupancy, management, marketing, maintenance or enjoyment of the Resort Property, including, but not limited to, purchase contracts, and related documents, building permits, construction contracts, completion bonds, utility contracts, maintenance agreements, marketing and sales agreements, management agreements and service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements (collectively the "Property Contracts"), and in and to all related accounts and proceeds and all deposits, letters of credit or other property pledged or delivered pursuant thereto;

               (xviii) A first priority security interest, subject to the Permitted FINOVA Liens, in all inventory, supplies, accounts, chattel paper and general intangibles owned or hereafter acquired by Borrower, used or useful in connection with, and placed or to be placed on or under the Resort Property, including but not limited to the Units contained therein, the Encumbered Intervals and the Unsold Intervals and the cash and non-cash proceeds thereof;



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               (xix)  A  first  priority  security  interest,   subject  to  the
          Permitted FINOVA Liens, in all furniture, appliances, furnishings, machinery, plumbing, heating, ventilating, air conditioning systems, fixtures and equipment owned or hereafter acquired by Borrower, used or useful in connection with, and placed or to be placed on or under the Resort Property, the Units, the Encumbered Intervals or the Unsold Intervals and the cash and non-cash proceeds thereof; and

               (xx) The first priority assignment of Borrower's interest in the Declaration, to the greatest extent permitted under Mexican law and subject to the Permitted FINOVA Liens, as provided under that certain Assignment of Declarant's Rights.

          (n) Commitment. The Loan commitment issued by Lender to Borrower, dated September 28, 1999, and accepted by Borrower on October 1, 1999.

          (o) Commitment Fee. An amount equal to US$100,000.00, which was earned upon Borrower's acceptance of the Commitment and which has been paid in full by Borrower to Lender.

          (p) CR Cabos. Defined in the Introduction to this Agreement.

          (q) CR Cancun. Defined in the Introduction to this Agreement.

          (r) CR Capital. CR Resorts Capital, S. de R.L. de C.V., a variable capital stock limited liability company organized and existing under the laws of the United Mexican States.

          (s) CR Puerto Vallarta. Defined in the Introduction to this Agreement.

          (t) CR Remainder. CR Resorts Remainder Company, S. de R.L. de C.V., a variable capital stock limited liability company organized and existing under the laws of the United Mexican States.

          (u)  Common   Furnishings.   All  fixtures,   furniture,   appliances,
     carpeting, equipment and furnishings located in the Units or elsewhere within each of the Resorts.

          (v) Debtor Relief Laws. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law, proceeding or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

          (w) Declaration. Collectively, with respect to the Club Regina Resort at Puerto Vallarta, the Declaration of Property Regime and its Regulations, formalized in public deed number 11,924, dated August 8, 1997, recorded in the Public Registry of Property in the City of Puerto Vallarta, Mexico, with respect to the Club Regina Resort at Los Cabos, the Declaration of Property Regime and its Regulations, formalized in public deed number 34708, dated August 12, 1997, recorded in the Public Registry of Property in the City of San Jose del Cabo, Mexico, with respect to the Club Regina Resort at Cancun, the Declaration of Property Regime formalized in public deed number 10973, dated August 11, 1997, recorded in the Public Registry in the city of Cancun, Mexico and its corresponding Regulations.

          (x)  Default.   An  event  or  condition,   the  occurrence  of  which
     immediately is or, with the lapse of time or the giving of notice or both, becomes an Event of Default.

          (y) Default Rate. The Interest Rate plus two percent (2%) per annum; provided, however, that the Default Rate shall in no event exceed the highest interest rate permitted to be charged under applicable usury laws.

          (z) Eligible Notes Receivable. Those Pledged Notes Receivable which satisfy each of the following criteria:

               (i) one or more of the entities constituting the Borrower is the sole payee;

               (ii) it arises from a bona fide sale by Borrower of one (1) or more Intervals in one of the Resorts;

               (iii) the Interval sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired and the Interval sale is otherwise in total compliance with the terms and provisions of this Agreement and all of the other Loan Documents;


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               (iv) it is secured by a properly executed and recorded Assignment of Pledged Notes Receivable and a properly executed Interval Lease Contract;

               (v) principal and interest payments on it are payable to the Borrower in legal tender of the United States, provided, however, that up to thirty percent (30%) by number of all Eligible Notes Receivable may be payable in Mexican Nuevos Pesos;

               (vi) payments of principal and interest on it are due in equal monthly installments (or in such other amounts to cover principal and interest);

               (vii) it shall have an original term of no more than sixty (60) months, payable in equal monthly installments of principal and interest; provided, however, that up to twenty-five percent (25%) of the aggregate outstanding balance of all Eligible Notes Receivable may, at any time, be comprised of Notes Receivable having an original term of no more than eighty-four (84) months;

               (viii) a cash down payment and/or other cash payments have been received from the Purchaser in an amount equal to at least fifteen percent (15%) of the original purchase price of the related Interval, and the Purchaser thereafter shall have received no cash or other rebates of any kind which would cause the down payment to be less than fifteen percent (15%) of the total purchase price;

               (ix) no monthly installment due with respect to the Pledged Note Receivable is more than thirty (30) days contractually past due as of the date of funding of the Initial Advance with respect to such Pledged Note Receivable, or more than sixty (60) days contractually past due thereafter;

               (x) the weighted average interest rate of all Eligible Notes Receivable payable in legal tender of the United States at any time shall be not less than twelve percent (12.0%) per annum;

               (xi) the weighted average interest rate of all Eligible Notes Receivable payable in Mexican Nuevos Pesos at any time shall be not less than twenty two percent (22.0%) per annum;

               (xii) the Purchaser of the related Interval has immediate access to a Unit of the type specified in such Purchaser's Interval Lease Contract, which Interval and related Unit have been completed, developed and furnished in accordance with the specifications provided in the Purchaser's Interval Lease Contract, the public offering statement (if any) and the other Timeshare Documents; and the Purchaser has, subject to the terms of the Declaration, Interval Lease Contract and other Timeshare Documents, complete and unrestricted access to the related Interval, Unit, Facilities and the Resorts;

               (xiii) neither the Purchaser of the related Interval nor any other maker of the Note Receivable is an Affiliate of, personally related to or employed by Borrower;

               (xiv) the Purchaser or other obligor has no claim against Borrower or any Affiliate of Borrower, and no defense, set-off or counterclaim exists with respect to the Note Receivable;

               (xv) the maximum outstanding principal balance of such Note Receivable does not exceed US$25,000.00 (or the then equivalent in Mexican Nuevos Pesos), and total principal balance of all Notes Receivable executed by any one (1) obligor will not exceed US$25,000.00 (or the then equivalent in Mexican Nuevos Pesos), without the prior written approval of Lender;

               (xvi) the Note Receivable is executed by a Mexican resident;

               (xvii) the original of the Note Receivable and all related consumer documents have been endorsed in the manner prescribed by Lender and delivered to Lender or its approved agent (the "Agent") as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state statutes, ordinances, rules and regulations;

               (xviii) the Unit in which the Interval being financed by the Note Receivable is located shall not be subject to any Lien which has not previously been consented to in writing by Lender other than the Permitted FINOVA Liens;

               (xix) the form of promissory note, federal truth-in-lending disclosure statement, if any, or other applicable disclosure, purchase contract and all other documents and instruments corresponding to the Interval purchase transaction giving rise to such Note Receivable has been approved in advance by Lender in writing;

               (xx) the Purchaser (a) is entitled to fifty (50) consecutive years of use (commencing in 1997) in a specific Unit type during a specified season at one of the three locations of the Resorts each year expiring in the year 2047, which right shall be exercised for a seven (7) day period each year for such fifty (50) year term, or (b) is entitled to twenty-five (25) biennual years of use (commencing in 1997) in a specific Unit type during a specified season at one of the three locations of the Resorts expiring in the year 2047, which shall be exercised for a seven (7) day period every alternate year for such term;

               (xxi) the Purchaser may not accelerate their usage in the Resorts (provided, however, that certain Purchasers may accelerate their usage by a maximum of one (1) week per year, provided that such Purchasers pay all additional maintenance fees and any and all other fees related to such accelerated usage);

               (xxii) the Note Receivable is originated in connection with an Interval Lease Contract and Borrower has provided and/or caused all interest or lienholders which have mortgages encumbering the Resorts or other agreements or amendments to their respective security documents which expressly state to Lender's satisfaction that such interest or lienholder may not disturb the use rights of any Purchaser pursuant to such Purchaser's Interval Lease Contract for so long as Purchaser is not in default pursuant to the terms of such Interval Lease Contract;

               (xxiii) Lender is in possession of the executed original Notes Receivable endorsed by Borrower to Lender, along with the executed original Interval Lease Contracts corresponding to such Notes Receivable;

               (xxiv) the Note Receivable is originated in connection with a related Interval Lease Contract whereby Land Trustee under a Mexican guaranty trust satisfactory to Lender holds legal title to each of the Resorts on behalf of CR Cabos, CR Cancun, or CR Puerto Vallarta, together with CR Remainder (as to the remainder interest in each of the Resorts commencing under the FINOVA Mortgages in the year 2047) and whereby non-disturbance provisions for the continued use and enjoyment by the Interval Purchasers of the Resorts and Facilities are in a form and substance acceptable to Lender; and

               (xxv) any and all release payments required under the inventory component of the FINOVA Loan pertaining to the Interval related to such Note Receivable, specifically including the "Interval Sales Payment" as such term is defined in the FINOVA Loan Agreement, have been paid in full by Borrower.

          (aa) Encumbered Intervals. The Intervals that are subject to the Pledged Notes Receivable.

          (bb) Environmental Inspection. An engineering report or reports covering each of the Resorts and/or Units, as specified below, confirming:

               (i) that soil conditions are sufficient to support the existing Units and any contemplated improvements to the Units;

               (ii) the absence of toxic or hazardous substances at each of the Resorts;

               (iii) that in accordance with any and all applicable Mexican laws, the engineering firm has obtained, reviewed and included within its report statements from information as Lender may reasonably require, all of which information shall confirm that there is no known or suspected toxic or hazardous waste site located at the Resorts or in such proximity thereto as to create a material risk of contamination of the Collateral.

          (cc) Environmental Laws. Any and all comparable principles of Federal and local pollution control, environmental protection or regulation or
     Hazardous Materials statutes or ordinances applicable in Mexico or the States of Baja California Sur, Jalisco and Quintana Roo, Mexico comparable to the following laws of the United States of America: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, as all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances which are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability or other tortious conduct, or any other federal, state or local statute, regulation, rule, policy, or determination pertaining to health, hygiene, the environment or environmental conditions.

          (dd) EPA. Defined in Section 4.1(f)(v)(C) of this Agreement.

          (ee)  Event of  Default.  Defined in  Section  8.1 of this  Agreement.

          (ff) Exchange Company.  Resort Condominiums,  International de Mexico,
     S. de R.L. de C.V.

          (gg) Facilities. Any amenities, recreational facilities, services, improvements, real property, improved or unimproved, or personal property at the Resorts which are part of the Resorts, other than the Units, or which are made available to Purchasers, and including those common areas and facilities of the three (3) separate Westin Regina Hotels located adjacent to each of the three (3) separate locations of the Resorts in Cancun, Puerto Vallarta and Los Cabos, Mexico available pursuant to the terms of those certain three (3) separate Operating Agreements executed by and between Starwood Cancun, S. de R.L. de C.V., Bancomer, S.A., CR Cancun, and CR Remainder as to the Cancun Resort, Starwood Puerto Vallarta, S. de R.L. de C.V., Bancomer S.A., CR Puerto Vallarta and CR Remainder as to the Puerto Vallarta Resort, and Starwood Los Cabos, S. de R.L. de C.V., Bancomer, S.A., CR Cabos, and CR Remainder as to the Los Cabos Resort (Collectively, the "Operating Agreements").

          (hh) Financial Statements. The tax returns, balance sheets and statements of income and expense of Borrower and Guarantor and the related notes and schedules delivered by Borrower prior to the Closing Date and provided for in Section 6.3 of this Agreement; and the financial statements and reports of the Guarantor delivered to Lender prior to the Closing Date; and the monthly, quarterly and annual financial statements and reports required to be provided to Lender pursuant to Sections 7.1(h) of this Agreement.

          (ii) Financing  Statements.  Defined in Section 3.3 of this Agreement.

          (jj) FINOVA. FINOVA Capital Corporation, a Delaware corporation, together with its successors and assigns.

          (kk) FINOVA Loan. Collectively, a receivables loan from FINOVA to Borrower up to the present maximum amount of Twenty Million Dollars (US$20,000,000.00) and an inventory loan from FINOVA to Borrower up to the present maximum amount of Thirteen Million Five Hundred Thousand Dollars (US$13,500,000.00) as provided in the FINOVA Loan Agreement, and as evidenced by a Receivables Promissory Note dated as of November 23, 1998, as amended from time to time, executed by Borrower and payable to FINOVA in the present principal amount of Twenty Million Dollars (US$20,000,000.00) and by an Inventory Promissory Note dated as of April 23, 1999, as amended from time to time, executed by Borrower and payable to FINOVA in the present principal amount of Thirteen Million Five Hundred Thousand Dollars (US$13,500,000.00).

          (ll) FINOVA Loan Agreement. That certain First Amended and Restated Loan and Security Agreement dated as of April 23, 1999 by and between FINOVA and Borrower, as amended from time to time.

          (mm) FINOVA Mortgages. As security for the FINOVA Loan, the Trust Agreements executed by Borrower in favor of FINOVA registered in the appropriate property records in the location of each of the Resorts, and encumbering the Resorts with a first priority mortgage lien in favor of FINOVA by appointing FINOVA as first beneficiary in guaranty with respect to the trust use rights (derechos fideicomisarios de uso) at each of the Resorts, as amended from time to time.

          (nn) GAAP. Generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question. Notwithstanding anything to the contrary provided in this Agreement, Lender shall allow Borrower to comply, at Borrower's option, with the Mexican equivalent of the United States' GAAP until such possible time when Lender, in its reasonable discretion, requests compliance with United States' GAAP.

          (oo) Governmental Agency. Defined in Section 7.1(w) of this Agreement.

          (pp)  Guarantor.  Raintree  Resorts  International,   Inc.,  a  Nevada
     corporation.

          (qq) Guaranty. A Payment Guaranty and Subordination Agreement executed by the Guarantor and delivered to Lender concurrently with this Agreement. The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all amounts secured by or under the Loan Documents, as more fully set forth herein.

          (rr) Hazardous Materials. "Hazardous substances," "hazardous waste," or "hazardous constituents," "toxic substances" or "solid waste," as defined in the Environmental Laws, and any other contaminant or any material, waste or substance which is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives or radioactive materials.

          (ss) ILSA. Defined in Section 6.13(b) of this Agreement.

          (tt)  Improvements.   All  Units,   Facilities  and  other  buildings,
     structures, recreational facilities and appurtenances now located on, or to be constructed on the Resort Property.

          (uu) Indemnified Lender Parties. Defined in Section 7.1(w) of this Agreement.

          (vv) Indenture. That certain Indenture, dated as of December 5, 1997, by and between Guarantor, CR Capital, and IBJ Schroder Bank and Trust Company.

          (ww) Intercreditor Agreement. That certain agreement entered as of November 23, 1999 by and between Lender, FINOVA, Borrower and Guarantor relating to this Agreement, the Textron Mortgages, the FINOVA Loan and the FINOVA Mortgages.

          (xx) Interest Rate. A variable rate, adjusted as of the first day of each calendar month, equal to the sum of the Prime Rate as of the first day of each calendar month, plus two percent (2.00%) per annum.

          (yy) Initial Advance. The first Advance under the Loan.

          (zz) Interval Lease Contract. A purchase contract or membership agreement whereby a Purchaser purchases an Interval in one of the Resorts.

          (aaa) Interval. As more specifically described in the Timeshare Documents and pursuant to the Declaration, a right-to-use interest in one of the Resorts that allows a Purchaser to (i) occupy a specific Unit type during a specified season at one of the three locations of the Resorts each year on a recurring annual basis over a period of fifty (50) consecutive years, as set forth in each Purchaser's Interval Lease Contract, together with all related membership rights to use the Facilities and Common Furnishings, or (ii) occupy a specific Unit type during a specified season at one of the three locations of the Resorts on a recurring alternate year basis for (25) biennual years of use, as set forth in each Purchaser's Interval Lease Contract, together with all related membership rights to use the Facilities and Common Furnishings.

          (bbb) Land Trustee. Bancomer, S.A., Institucion de Banca Mulitple, Grupo Financiero, Direccion Fiduciaria, a Mexican banking corporation acceptable to Lender, as trustee of the three separate Mexican land trusts (Fideicomisos) established pursuant to the Trust Agreements and holding legal title to the Resort Property.

          (ccc) Lien. Any interest in property securing an obligation owed to, a perfected security interest in favor of, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute or contract.

          (ddd) Loan. The maximum US$10,000,000.00 credit facility, as described in this Agreement.

          (eee) Loan Documents. Collectively, the following documents and instruments, as each may be amended, renewed, extended, restated or supplemented from time to time:

               (i) This Agreement;

               (ii) the Note;

               (iii) the Textron Mortgages;

               (iv) the Assignment of Pledged Notes Receivable and Interval Lease Contracts;

               (v) the Lockbox Agreement;

               (vi) the Servicing Agreement;

               (vii) the Environmental Indemnity Agreement;

               (viii) the Assignment of Interest in Contracts, Permits, Licenses and Approvals;

               (ix) the Guaranty;

               (x) the Assignment of Borrower's beneficial interest in any guaranteed trust;

               (xi) the UCC-1 financing statements (or Mexican equivalent) covering the Collateral, to be recorded with the Nevada Secretary of State, the Texas Secretary of State, and in Harris County, Texas;

               (xii) the Assignment of Declarant's Rights;

               (xiii) the Assignment of Interest in Servicing Agreement;

               (xiv) Intercreditor Agreement; and

               (xv) such other agreements, documents, instruments, certificates and materials as Lender may request to evidence or secure the Obligations, to evidence and perfect the rights and Liens and security interests of Lender contemplated by the Loan Documents and to effectuate the transactions contemplated herein.

          (fff) Loan Year. The period from the date of the Initial Advance through the last day of the next full twelve (12) calendar month period and each twelve (12) calendar month period thereafter.

          (ggg) Lockbox Agent. A financial institution duly licensed in its jurisdiction of operation as may be approved by Lender in writing from time to time in Lender's sole discretion. Lockbox Agent shall act as Lender's exclusive agent for the collection of all payments made on the Pledged Notes Receivable, at Borrower's expense.

          (hhh) Lockbox Agreement. A Lockbox Agreement or Blocked Account Agreement among Borrower, Lender and Lockbox Agent, pursuant to which Lockbox Agent agrees to provide for the receipt and deposit of payments on the Notes Receivable and disbursement of such payments to Lender, as well as certain financial reporting services.

          (iii)  Management   Contract.   Defined  in  Section  4.1(w)  of  this
     Agreement.

          (jjj)  Mandatory  Prepayment.  Any  prepayment of the Loan required by
     Section 2.4(b) of this Agreement.

          (kkk) Material  Party.  Defined in Section  4.1(i) of this  Agreement.

          (lll) Mirror Notes. Those Certain promissory notes totaling, in the aggregate, Eighty-Three Million Three Hundred Forty-Six Thousand Three Hundred Seventy-Two and 70/100 United States Dollars (U.S.$83,346,372.70) issued by CR Cancun, CR Cabos, and/or CR Puerto Vallarta, in favor of CR Capital.

          (mmm) Note. The Note Receivable Promissory Note.

          (nnn) Note Receivable. A promissory note made and executed by a Purchaser in favor of Borrower in connection with such Purchaser's acquisition of an Interval.

          (ooo) Note Receivable Promissory Note. The promissory note evidencing the Loan, dated as of the Closing Date and made and executed by Borrower and delivered to Lender concurrently with this Agreement.

          (ppp) Obligations. All indebtedness, liabilities, obligations, and responsibilities, both financial and otherwise, to which Borrower is subject under any of the Loan Documents, including but not limited to all amounts due or becoming due to Lender with respect to the Loan or any of the Loan Documents, including principal, interest, prepayment premiums, contributions, taxes, insurance premiums, loan charges, custodial fees, attorneys' and paralegals' fees and expenses and other fees or expenses incurred by Lender or advanced to or on behalf of Borrower by Lender pursuant to any of the Loan Documents, and the prompt and complete payment and performance by Borrower and Guarantor, of all obligations, indebtedness and liabilities pursuant to this Agreement, or any of the other Loan Documents or otherwise.

          (qqq)  Operating  Contract.   As  defined  in  Section  6.20  of  this
     Agreement.

          (rrr) Payment Authorization Agreement. The pre-authorized electronic debit agreement by a Purchaser which provides for payment of a Note Receivable addressed to the Lockbox Agent.

          (sss) Pension Reform Act.  Defined in Section 6.16 of this  Agreement.

          (ttt) Permitted Debt. This term shall mean, collectively, (i) short term accounts payable incurred in connection with the operation of the Resorts in the ordinary course of business, (ii) the financing of time-share receivables denominated in Mexican Unidades de Inversion, (iii) the Mirror Notes, and (iv) the FINOVA Loan.

          (uuu) Permitted FINOVA Liens . Those certain Liens encumbering the Resort Property and certain of the remaining Collateral, specifically including the FINOVA Mortgages, perfected in favor of FINOVA pursuant to the FINOVA Loan.

          (vvv) Permitted Liens and Encumbrances. Those liens and encumbrances affecting all or a portion of one or more of the Resorts to which Lender consents, as set forth on Exhibit B attached hereto and incorporated herein by this reference, and specifically including the Permitted FINOVA Liens.

          (www)  Person.  An  individual,   partnership,   corporation,  limited
     liability company, trust, unincorporated organization, other entity or a government or agency or political subdivision thereof.

          (xxx) Personal Property. All equipment, furniture, furnishings, inventory, supplies, accounts, chattel paper and general intangibles at any time located at, arising out of the use of and/or used in connection with the operation of the Resort Property, together with the cash and non-cash proceeds thereof.

          (yyy) Plan. Defined in Section 6.16 of this Agreement.

          (zzz) Pledged Note Receivable. Any Eligible Note Receivable which at any time has been pledged to Lender by Borrower, pursuant to this Agreement or any of the other Loan Documents.

          (aaaa) Prime Rate. The prime rate of interest as announced or published from time to time by Chase Manhattan Bank.

          (bbbb) Power of Attorney. Defined in Section 10.12 of this Agreement.

          (cccc) Preparer. Defined in Section 12.21(b) of this Agreement.

          (dddd) Property Contracts. Defined in Section 1.1(m)(xvii) of this Agreement.

          (eeee) Purchase Price. The total purchase price of an Interval, as set forth in the Interval Lease Contract and the Note Receivable relating to the purchase of such Interval.

          (ffff) Purchaser. Any Person who purchases one (1) or more Intervals and is the maker of one (1) or more Pledged Notes Receivable.

          (gggg) RCRA. Defined in Section 1.1(cc) of this Agreement.

          (hhhh) Resorts. Collectively, the three separate timeshare projects consisting of, among other things, the Resort Property, commonly known as Club Regina Resort at Cancun (located in Cancun, Mexico), Club Regina Resort at Puerto Vallarta (located in Puerto Vallarta, Mexico) and Club Regina Resort at Los Cabos (located in Los Cabos, Mexico), which presently consist of an aggregate of four hundred two (402) Units, and the Intervals now existing or hereafter added in one (1) or more phases, and all related Facilities, Common Furnishings and other appurtenances.

          (iiii) Resort Property. Collectively, that certain real property of approximately Ten Thousand Two Hundred Seventy-Six and Ninety-Six One Hundredths (10,276.96) square meters located in Cancun Mexico, that certain real property of approximately Twenty-Four Thousand Nine Hundred Thirty-Six and Eight Hundred Nineteen One Thousandths (24,936.819) square meters located in Puerto Vallarta, Mexico, and that certain real property of approximately Thirty-Eight Thousand Five Hundred Seventy and Nine One Thousandths (38,570.009) square meters located in Los Cabos, Mexico, all as more fully described in Exhibit C, attached hereto and incorporated herein by this reference together with all related and appurtenant property, both real and personal, amenities, facilities, furniture, furnishings, equipment, appliances, fixtures, easements, licenses, rights and interests as established by and more fully described in the Declaration and the other Timeshare Documents, as the same may be amended from time to time.

          (jjjj) RESPA. Defined in Section 6.13(b) of this Agreement.

          (kkkk) Revolving Credit Period. Defined in Section 2.1 of this Agreement.

          (llll) Security. Shall have the same meaning as that ascribed to it in
     Section 2(1) of the Securities Act of 1933, as amended.

          (mmmm) Service of Process Agent. Defined in Section 12.23 of this Agreement.

          (nnnn) Servicing Agent. Corporacion Mexitur, S. de R.L. de C.V., an affiliate of Borrower and Guarantor, or other Person expressly designated from time to time by Lender, in Lender's sole and absolute discretion, to provide reports pursuant to the Servicing Agreement, at Borrower's expense (at a current market rate as agreed to by Borrower and TBS Business

     Services, Inc. in advance of the Closing Date). Lender shall have the right, in its sole and absolute discretion, to remove any Servicing Agent appointed by Borrower and require that Borrower appoint a replacement Servicing Agent that is satisfactory to Lender, in its sole and absolute discretion. For so long as Servicing Agent is Corporacion Mexitur, S. de R.L. de C.V., or is affiliated in any way with Borrower or Guarantor, such Servicing Agent shall provide to Lender fidelity insurance and any other insurance policies deemed necessary by Lender, in its sole and absolute discretion. Under no circumstances shall Borrower or an Affiliate of Borrower be the Servicing Agent during any period of time in which an uncured Event of Default hereunder exists.

          (oooo) Servicing Agreement. The Servicing Agreement which has been executed or which shall be executed prior to the Initial Advance, by and among Lender, Borrower and Servicing Agent, providing for servicing of Pledged Notes Receivable and providing certain required reports.

          (pppp) Submissions. Defined in Section 12.21(a) of this Agreement.

          (qqqq) Survey. As Lender may require, perimeter, as-built surveys of each of the Resorts and the Units, as of a date no earlier than ninety (90) days prior to the Closing Date, with signature and seal of a registered engineer or surveyor affixed thereto showing all easements affecting the Resort Property and other matters apparent thereon, the relation of the Resort Property to public thoroughfares for access purposes and the location of the proposed Improvements on the Resort Property and certifying that the Resort Property is not in a flood hazard area (if applicable in Mexico), together with a legal description of the Resort Property compatible with said survey and sufficient for purposes of the Textron Mortgages. The survey shall be certified to Lender, as Lender may require.

          (rrrr)  Tenant  Income.   Defined  in  Section   1.1(m)(xvi)  of  this
     Agreement.

          (ssss) Tenant Leases. Defined in Section 1.1(m)(xv) of this Agreement.

          (tttt) Term. A period of sixty (60) calendar months from the Closing Date, plus the number of days from the Closing Date to the end of the month in which the Closing Date occurs.

          (uuuu) Textron Mortgages. Collectively, three separate properly recorded and perfected mortgages delivered by Borrower in favor of Lender securing the Loan and encumbering the Resort Property and all Improvements (including the Units, all Interval Lease Contracts and, to the greatest extent permitted under United States and Mexican law, all Unsold Intervals) constructed or to be constructed thereon, subject only to the Permitted Liens and Encumbrances. The Textron Mortgages shall be of a second priority and exclusive (with the exception of the FINOVA Mortgages) as to the Resort Property (including all possible future phases, all amenities, improvements and fixtures now or hereafter located on the Resort Property, and all easements and other rights appurtenant to the Resort Property now existing or to be constructed or renovated) and the Improvements. In accordance with Mexican law, Textron's Mortgages shall be perfected by recording amendments to the existing guaranty Trust Agreements which establish the FINOVA Mortgages in order to add Lender as the second beneficiary in guaranty as to each of the Resorts, with FINOVA remaining as the first beneficiary in guaranty as to each of the Resorts. The documents establishing the guaranty Trust Agreements shall be amended under terms acceptable to Lender, the trustee of the guaranty Trust Agreements (the "Land Trustee") shall be a bank acceptable to Lender, and the Trust Agreements shall be recorded with the Public Registries of Property in the location of each of the Resorts. Each of the three separate Trust Agreements establishing the Textron Mortgages shall be in the amount of US$10,000,000.00. The Trust Agreements shall each include an acknowledgement by Borrower and FINOVA to Lender's rights in and to the Resort Property and to Lender's rights to the Notes Receivable and related Interval Lease Contracts and Intervals to be financed by Lender pursuant to the terms of this Agreement.

          (vvvv) Timeshare Act. Any and all applicable Mexican laws, rules and regulations governing the creation and sale of timeshare, specifically including NOM-029-SCFI-1998 Commercial Information - Normative Elements for Time Sharing Services.

          (wwww) Timeshare Documents. All documents listed on Exhibit D relating to the Resorts and the creation, marketing and sale of Intervals, which shall consist of, but not be limited to, the following:

               (i) The public offering statements, if any, and any other reports or registrations, together with all exhibits and schedules thereto, with evidence of approvals thereof from the applicable Mexican regulatory authorities related to the establishment and operation of each of the Resorts and the sale of Intervals by Borrower in Mexico and in each other jurisdiction in which sales of Intervals are made, to the extent such public offering statements and other reports, registrations, or approvals are required by applicable law. With respect to the marketing and sale of Intervals in jurisdictions other than Mexico for which Borrower claims that no registration is required, Borrower shall deliver to Lender:

                    (A) written statements from the applicable governmental authorities confirming that no such registration is required where such applicable governmental authorities exist;

                    (B) opinions of counsel licensed to practice in such jurisdictions stating that no such registration is necessary; or

                    (C)  such   other   evidence   of   compliance   with   such
               jurisdictions' statutes, ordinances, rules and regulations as Lender may request.

               (ii) with respect to each of the Resorts, the Declaration and all amendments thereto, any site plan and any easements or other instruments, establishing and describing the status of the Units and the Intervals, and all amenities, facilities, services, and common areas and elements related or appurtenant thereto;

               (iii) other registrations, approvals and permits for the creation and sale of Intervals and the operation of each of the Resorts, including, without limitation, the Borrower's occupational and other business licenses relating to the Borrower or the Resorts, samples of all advertising, gift, prize and promotional materials, and evidence of any required approvals thereof by the applicable Mexican regulatory authorities, as well as copies of any agreements with the Exchange Company and a list of all salespeople and sales managers in connection with the sale of Intervals, together with evidence that each is properly licensed in accordance with applicable law; and

               (iv) all agreements entered into by or on behalf of the Borrower including, without limitation, agreements regarding Purchasers' rights to use the Facilities and Common Furnishings, and any agreements with any Affiliate or third party related to management, operations and maintenance of the Resorts, and any such agreements with Purchasers;

               (v) the form of all documents used to market and sell Intervals or Encumbered Intervals or that govern the rights of Purchasers, including without limitation, purchase contracts, advertising and solicitation materials, Notes Receivable, truth-in-lending disclosure statements or other applicable disclosure, disclosures, documents, acknowledgments, exchange club agreements, reservation agreements, and management agreements.

               Each Timeshare Document shall be in form and content acceptable to Lender, in its sole discretion. Lender shall have received and approved true, correct and complete copies of the Timeshare Documents as a condition precedent to any Advances hereunder.

          (xxxx) Trust Agreements. Collectively (i) with respect to the Club Regina Resort at Los Cabos, that certain Irrevocable Trust Agreement dated as of August 18, 1997, by and between Desarrollos Turisticos Integrales, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cabos) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55, 929, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cabos, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,158, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Cabos, Land Trustee and Residual

     Beneficiary, as evidenced by Public Instrument No. 51,403, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67,620 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cabos, as beneficiary with respect to the Trust Use Rights, FINOVA, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced, (ii) with respect to the Club Regina Resort at Cancun, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Promotora Turistica Nizuc, S. de R.L. de C.V. a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cancun) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,928, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,162, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,404, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67619 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cancun, as beneficiary with respect to the Trust Use Rights, FINOVA, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced, and (iii) with respect to the Club Regina Resort at Puerto Vallarta, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Promotora y Desarrolladora Pacifico, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Puerto Vallarta), both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,927, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary as evidenced by Public Instrument No. 51,159, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,405, and as further amended by Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67,618 of Notary Public Number 103 for the Federal District of Mexico, executed Land Trustee, as Trustee, CR Puerto Vallarta, as beneficiary with respect to the Trust Use Rights, FINOVA, as beneficiary in guaranty with respect to the Trust Use Rights, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be form time to time renewed, amended, restated or replaced. The term Trust Agreement shall mean any of the Trust Agreements.

          (yyyy) Unit. The individual living units in a building in each of the Resorts, together with all related or appurtenant interests in services, easements, rights of access or other rights or benefits, as described in the Timeshare Documents. The Resorts presently consist of an aggregate of four hundred two (402) Units.

          (zzzz) Unsold Intervals. All Intervals owned by Borrower at any particular time within the Resorts and for sale in the ordinary course of business.

          (aaaaa) Voluntary Prepayment. Any voluntary prepayment of the Loan permitted to be made by Borrower under the terms of this Agreement.


Section 2. THE LOAN.

     2.1 Loan. Except as may be expressly set forth herein to the contrary, all amounts of money set forth herein and in the Loan Documents shall be in U.S. Dollars. Upon the terms and subject to the conditions set forth in this Agreement, Lender shall advance to Borrower, and Borrower may borrow, repay and reborrow, principal under the Loan to be funded in a series of Advances during the initial full twelve (12) month period following the Closing Date (the "Revolving Credit Period") not to exceed an outstanding balance of the lesser of US$10,000,000 or the Borrowing Base. In accordance with the provisions of
Section 4.2(c)(v) and Section 4.2(c)(vi) of this Agreement, Advances would be made in increments of at least US$50,000 but not more often than twice a month. As provided in Section 6.11 herein, the proceeds of the Loan will be disbursed by Lender solely to pay for Loan Costs (as such term is defined in the Commitment), to Borrower for amortization (principal or interest) of mortgage and non-mortgage debt owed by Borrower or by any Affiliates of Borrower and for sales, marketing, working capital, project development and administrative expenses incurred in the operations for the Resorts, and for future expansion of timeshare development in accordance with plans and projections acceptable to Lender (provided, however, that the use of the proceeds of the Loan for such expansion shall not adversely affect the operations of any of the Resorts).

     The maximum Loan amount (exclusive of accrued but unpaid interest) which may be outstanding at any time under this Agreement shall not exceed US$10,000,000.00, and Lender shall have no obligation whatsoever to make any Advance which would cause the aggregate outstanding principal balances of the Loan to exceed US$10,000,000.00. In the event that the proceeds of the Loan and any other amounts required to be paid by Borrower hereunder are insufficient to fully pay all costs as contemplated hereunder such proceeds will be applied, or if the use of the Loan proceeds varies materially (as determined reasonably and in good faith by Lender) from the uses described herein, then Lender shall have no obligation to fund (or continue funding) the Loan or any portion thereof; provided, however, that, Borrower shall be permitted to provide from its own funds an amount sufficient to cover that portion of the Loan proceeds used for uses materially varying from the uses described herein.

     2.2 Interest Rate. The aggregate principal amount of all Advances of the Loan which are outstanding from time to time shall bear interest at a rate equal to the Interest Rate. The average monthly outstanding principal balance of the Loan shall bear interest in arrears as of Lender's wiring of funds through its receipt of repayment of the Loan (if received by Lender later than 12 noon, Eastern Standard Time, then interest accrual shall be through the next Business Day following such receipt). Immediately upon the occurrence, but solely during the continuance, of an Event of Default and after the Note Maturity Date) (if the Loan is not paid in full on the Note Maturity Date), at Lender's election, in its sole discretion, the Loan shall bear interest at the Default Rate.

     2.3 Payments. Borrower agrees punctually to pay or cause to be paid to Lender all principal and interest due under the Note or otherwise with respect to the Loan. The Borrower shall make the following payments on the Loan:

          (a) Monthly Payments. Borrower shall direct or otherwise cause the makers of all Pledged Notes Receivable to pay all monies due thereunder to the Lockbox Agent for deposit in the lockbox account established pursuant to the Lockbox Agreement, or as otherwise required by Lender. All funds from the Pledged Notes Receivable shall be paid by Purchasers directly to the Lockbox Agent. Lockbox Agent shall disburse proceeds pursuant to the terms of the Lockbox Agreement. At least one (1) time per week, one hundred percent (100%) of the cleared funds collected from the Pledged Notes Receivable, if any, will be paid to Lender by the Lockbox Agent, pursuant to the Lockbox Agreement, and will be applied by Lender in the following order: (A) to the payment of costs or expenses incurred by Lender pursuant to this Agreement in creating, maintaining, protecting or enforcing its Liens in and to the Collateral and in collecting any amounts due to Lender in connection with the Loan; (B) to any interest accrued at the Default Rate; (C) to the payment of accrued and unpaid interest at the Interest Rate; and (D) to the reduction of the principal balance of the Loan. If the amount of the funds received by Lender from the Lockbox Agent with respect to any month is insufficient to pay in full the amounts provided for in clauses (A), (B), and (C) of the preceding sentence for such month, without notice or demand, Borrower shall pay the difference to Lender on or before last day of the month following interest accrual. In the event Borrower receives any payments on any of the Pledged Notes Receivable directly from or on behalf of the maker or makers thereof, Borrower shall receive all such payments in trust for the sole and exclusive benefit of Lender; and Borrower shall deliver to the Lockbox Agent all such payments (in the form so received by Borrower) as and when received by Borrower, unless Lender shall have notified Borrower to deliver directly to Lender all payments with respect to the Pledged Notes Receivable which may be received by Borrower, in which event all such payments (in the form received) shall be endorsed by Borrower to Lender and delivered to Lender promptly upon Borrower's receipt thereof.

          (b) Final Payment. The entire outstanding principal balance of the Loan, together with all other Obligations, shall be paid in full on or before the first day of the sixty-first (61st) month following the end of the month in which the Closing Date occurs (the "Note Maturity Date").

     2.4 Prepayments.

          (a) Voluntary Prepayments. Subject to the terms of this Agreement and the payment of the applicable prepayment premium set forth in Section 2.4(c) below, Borrower may prepay the Loan, in whole but not in part, at any time after the end of the first Loan Year, upon thirty (30) days prior written notice to Lender. In the event that Borrower elects to prepay the Loan in full, such prepayment must include all outstanding principal, accrued but unpaid interest, and all other Obligations, including the applicable prepayment premium provided in Section 2.4(c) below. The Loan may not be prepaid before the end of the first Loan Year.

          (b) Mandatory Prepayments. If at any time and for any reason, the outstanding unpaid principal balance of the Loan exceeds the aggregate amount of the Borrowing Base, and Borrower has not replaced ineligible Notes Receivable with Eligible Notes Receivable, then, within ten (10) days following Borrower's receipt of telecopied notice from Lender of the occurrence of such excess over Borrowing Base, or, absent such telecopied notice, within fifteen (15) days after the end of the calendar month in which such excess first occurred, Borrower shall either (A) prepay the principal balance of the Loan in an amount equal to the difference between the aggregate principal balance of the Loan and the amount of the Borrowing Base; or (B) increase the aggregate principal amount of Eligible Notes Receivable pledged to Lender so that the amount of Borrowing Base equals or exceeds the aggregate outstanding principal balance of the Loan. The pledge and delivery to Lender of additional Eligible Notes Receivable shall comply with the document delivery and recordation requirements set forth in
     Section 4.2 of this Agreement and shall be accompanied by a written certification of Borrower to the effect that such additional Pledged Notes Receivable are Eligible Notes Receivable and that, giving effect to the pledge to Lender of such Eligible Note Receivable, the outstanding unpaid principal balance of the Loan is equal to or less than the aggregate amount of the Borrowing Base. If Borrower elects to prepay the excess principal balance of the Loan pursuant to this Section 2.4(b), no prepayment premium shall be due Lender in connection with such prepayment.

          (c)  Prepayment  Premiums.  Any  prepayment  of the Loan  pursuant  to
     Section  2.4(a)  above  must  be   accompanied  by  a  prepayment   premium
     calculated, as of the date of such prepayment, as follows:

          Date of Prepayment                          Premium


          Loan Year Two                      Three  percent  (3%) of the then
                                             outstanding  balance  of the Loan

          Loan Year Three                    Two percent  (2%) of the then
                                             outstanding  balance of the Loan

          Loan Year Four                     One percent  (1%) of the then
                                             outstanding  balance of the Loan

          Thereafter                         Zero (0)

          No prepayment premium shall be payable, and there shall be no prepayment prohibition at any time, in connection with (i) any prepayment of the principal balance of the Loan which arises from the prepayment of one or more Eligible Notes Receivable by its maker or makers, or (ii) any prepayment of the principal balance of the Loan which arises from the casualty or condemnation at one or more of the Resorts where the Borrower is not required to rebuild.

     2.5 Guaranty. Payment and performance by Borrower of one hundred percent (100%) of all of the Obligations (including one hundred percent [100%] of the outstanding principal, plus one hundred percent [100%] of all accrued interest, late charges, attorneys' fees, and other charges arising under the Loan) shall be unconditionally guaranteed by the Guarantor, in accordance with the terms of this Agreement, the Note and the Guaranty.

Section 3. COLLATERAL.

     3.1 Grant of Security Interest. To secure the payment and performance of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender a continuing first priority security interest in and to the Collateral, subject to the Permitted FINOVA Liens.

     3.2 Security Interest in All Pledged Notes Receivable and Interval Lease Contracts. Notwithstanding that Lender may be obligated, subject to the terms and conditions set forth in the Loan Documents, to make Advances only with respect to Eligible Notes Receivable, Lender shall have a continuing security interest in all of the Pledged Notes Receivable and related Interval Lease Contracts relating to such Pledged Notes Receivable and may collect all payments made under or with respect to all Pledged Notes Receivable and related Interval Lease Contracts, including Eligible Notes Receivable that may become ineligible, until any of the same may be released by Lender, if at all, pursuant to Section
12.10 below.

     3.3 Perfection of Security. Borrower agrees, at its own expense, to execute the financing statements or applicable security agreements under United States or applicable Mexican law, if any, provided for by the Code ("Financing Statements"), together with any and all other instruments or documents, and to take such other action as may be required to perfect and to continue the perfection of Lender's security interests in the Collateral and, unless prohibited by law, Borrower hereby authorizes Lender to execute and file any such Financing Statements on Borrower's behalf. Borrower further agrees, at its own expense, to execute any and all instruments or documents and to take such other action as may be required to perfect and to continue the perfection of Lender's security interests in the Collateral under Mexican law and under applicable laws of the United States.

     3.4 Location of Collateral. All tangible Collateral (other than Collateral delivered to Lender or the Lockbox Agent) which is personal property is to remain, at all times, within the Resorts, and Borrower may not transfer the Collateral from such premises without the prior written approval of Lender.

     3.5 Insurance and Protection of Collateral. Borrower agrees to maintain and pay for insurance upon all Collateral wherever located (whether in storage or in transit) covering risks in such amounts and with such insurance companies as is provided in Section 7.1(d) hereof.

     3.6 Protection of Collateral; Reimbursement. The portion of the Collateral consisting of (i) the original Pledged Notes Receivable; (ii) the original Interval Lease Contracts (including any addenda thereto) related to such Pledged Notes Receivable; and (iii) originals or true copies of the related truth-in-lending disclosure statements, if any, or other applicable disclosure, and if required by Lender, loan applications, the related Purchaser's acknowledgments, receipts, the Payment Authorization Agreements and the Exchange Company applications and disclosures, shall be delivered, at Borrower's expense, to Lender at its East Hartford, Connecticut office and held in Lender's possession and control until the Obligations are fully satisfied. Borrower shall pay to Lender, at the time of each Advance, a one-time custodial fee of US$10.00 for each Pledged Note Receivable (and related Collateral) delivered into Lender's physical possession. The portion of the Collateral delivered to Lender as described above shall be segregated by Lender and stored in a fire-resistant filing cabinet. Borrower and the Guarantor agree that such storage is and shall be deemed to constitute reasonable care by Lender with respect to such Collateral. All insurance expenses and all expenses of protecting the Collateral including without limitation, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, intangibles, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or with respect to the sale thereof shall be paid by Lender from the custodial fee referenced above. Any and all other sums for which Borrower may become liable hereunder and all costs and expenses (including attorneys' and paralegals' fees, legal expenses and court costs) which Lender may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Loan Document or with respect to any of the transactions to be had hereunder or thereunder, until paid by Borrower to Lender with interest at the Default Rate, shall be included among the Obligations and, as such, shall be secured by all of the Collateral. Provided that Lender retains the original Pledged Notes Receivable and originals or copies of the related Timeshare Documents delivered to it in a fire-resistant filing cabinet as provided above, Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, the Lockbox Agent, Servicing Agent or any other Person whomsoever, excluding damages or losses that occur as a result of Lender's gross negligence or willful misconduct.

     3.7 Cross-Collateralization and Default. The Collateral shall secure all of the Obligations. All Liens, pledges, assignments, mortgages, security interests and collateral granted by Borrower to or for the benefit of Lender pursuant hereto or any other related documents or instruments shall also secure the Obligations. In addition, all other loans of any type made by Lender to Borrower and any Affiliate of Borrower shall be cross-collateralized and cross-defaulted.


Section 4. CONDITIONS PRECEDENT TO THE CLOSING AND FUNDING PROCEDURE.

     4.1 Conditions Precedent. The obligation of Lender to enter into this Agreement and to fund the Loan shall be subject to the satisfaction of each of the conditions precedent set forth in the Commitment, in addition to all of the conditions precedent set forth below and elsewhere in the Loan Documents on or before the Closing Date:

          (a) Loan Documents. On or prior to the Closing Date, Borrower and the Guarantor shall execute and deliver (or cause to be executed and delivered, as the case may be) to Lender, the Loan Documents.

          (b) Title. To the extent available, a title insurance policy in form acceptable to Lender, or to the extent such a title insurance policy is not available, a satisfactory legal opinion or certification issued by qualified real estate counsel or Mexican notary acceptable to Lender which confirms that satisfactory security documents, specifically including the Textron Mortgages, are recorded in the appropriate registry, and that such security documents create a first priority lien, subject to the FINOVA Mortgages, in and to the Resort Property in the amount of the Loan, subject only to such exceptions and conditions to title which are listed in Exhibit B to this Agreement (the "Permitted Liens and Encumbrances"). Each of the Resorts shall be placed in a Mexican land trust (fideicomiso) subject to the Trust Agreements in form and substance that are acceptable to Lender and which are subject to the rights of Interval Purchasers pursuant to the Declaration and the Timeshare Documents. The condition of title must be satisfactory to Lender in all respects. An updated opinion or certification may be required prior to any subsequent Advance. Title certification issued by a notary shall be in a form acceptable to Lender.

          (c) Opinions of Counsel. Lender shall have received from counsel for Borrower and the Guarantor, licensed in the United Mexican States of the United States of America, as appropriate, and acceptable to Lender, closing opinions in form and substance satisfactory to Lender, dated as of the Closing Date, covering such items as may be required by Lender, including without limitation, (i) that the Loan Documents are valid, binding and enforceable in accordance with their terms and that they do not violate any applicable usury (if any) or other applicable laws, the procedures and requirements which must be satisfied by Borrower in connection with the making of withholding payments to the Mexican taxing authorities, that the Borrower and the Resorts and the Resorts' intended uses comply with all timeshare and other applicable statutes, ordinances, rules and regulations, that each of the Resorts and the Resort Property are in compliance with all applicable Environmental Laws, that Borrower and the Resort Property are in compliance with all applicable statutes, ordinances, rules and regulations governing the marketing and sale of timeshare Intervals (confirming that each of the Resorts has been properly registered with the appropriate Mexican governmental authorities) and that the Timeshare Documents comply with all applicable statutes, ordinances, rules and regulations and have been properly recorded as required under the applicable laws of the United Mexican States, (ii) that Guarantor is duly established under the laws of Nevada and is authorized to execute this Agreement and the remaining Loan Documents, and (iii) that the Loan is "Permitted Debt" (as such term is defined in the Indenture) and is otherwise allowed pursuant to the terms of the Indenture.

          (d) Representations, Warranties, Covenants and Agreements. The representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Borrower as of the Closing Date shall have been fully complied with and performed to the satisfaction of Lender.

          (e) No Prohibitions. Neither Borrower nor the Guarantor shall have taken any action or permitted any condition to exist, the result of which action or condition continues to exist as of the Closing Date and, would have been prohibited by any provision of this Agreement or the Commitment.

          (f) Background Documents. Borrower shall have delivered to Lender and Lender shall have approved each of the following (collectively, the "Background Documents"):

               (i) Borrower's Organizational Documents. Copies of Borrower's organizational and corporate documents, including but not limited to its articles of organization and bylaws, partnership certificates and agreements, together with any amendments thereto and evidence of filing of appropriate documentation with the appropriate Public Registries in Mexico, certified to be true and complete by Borrower's secretary;

               (ii) Good Standing Certificate. Current good standing certificates or mercantile folio certificates issued for Borrower by the government of Mexico and by the Public Registry of Property and Commerce in any state in which Borrower is qualified to do business, to the extent available in Mexico;

               (iii) Resolutions. Certified resolutions of Borrower's board of directors authorizing the execution of all Loan Documents and the performance of all Obligations thereunder, to the extent required under Mexican law and by the bylaws of Borrower;

               (iv) Survey. Three (3) original copies of perimeter as-built surveys of the Resort Property, dated within ninety (90) days prior to the Closing Date, satisfactory to Lender and prepared by a licensed surveyor satisfactory to Lender and in accordance with Lender's requirements, with the signature and seal of a registered engineer or surveyor affixed thereto, showing the location and dimensions of all Units, foundation perimeters, Facilities and other Improvements thereon and indicating the location of proposed improvements (if any), the routes of ingress and egress for public access to each of the Resorts, all utility lines, walks, drives, recorded or visible easements and rights-of-way on the Resort Property, and showing that there are no encroachments, improvements, projections or easements (recorded or unrecorded) on the property lines. The survey shall certify the surface area of the Resort Property and shall indicate whether the Resort Property is located within any flood hazard area. The survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all Mexico Surveyors' bureaus or associations as well as any and all regulations or applicable local, state and federal law and must be certified to Lender. The surveyor's certificate placed on the survey shall include a legal description of the Resort Property compatible with the Survey and sufficient for purposes of the Textron Mortgages, and shall include any other information required by Lender. Similar surveys shall be furnished from time to time upon the reasonable request of Lender, but not more often than once per year, which shall show the actual locations of the Improvements on the Resort Property. A final as-built survey shall be furnished to Lender after all future Improvements are completed (if any);

               (v) Environmental Report. Lender reserves the right to require in its discretion an Environmental Inspection or reports covering each of the Resorts prepared by an engineering firm acceptable to Lender, including all real property and personal property intended to be subject to the Timeshare Documents, confirming:

                    (A) that soil conditions are sufficient to support  existing improvements and any contemplated Improvements to the Resort Property, and confirming the absence of sinkholes;

                    (B)  the  absence  of  Hazardous   Materials  on,  under  or
               affecting the Resort Property or any other real property or personal property comprising the Resorts;

                    (C) that the  engineering or  environmental  consulting firm has obtained, reviewed and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA") or equivalent Mexican authority, if such authority and such report exist, statements from the EPA or equivalent Mexican authority and other applicable state and local authorities and such other information as Lender may reasonably require, all of which information shall confirm that there are no known or suspected Hazardous Materials located at or used or stored on or transported to or from, the Resorts or in such proximity thereto as to create a material risk of contamination of the Collateral;

                    (D) the  absence  of radon  gas at the each of the  Resorts, including all of the Units, or, if radon gas is found to be present in any part of the Resorts or the Units, that such presence is of a nature or magnitude so as to be fully in compliance with applicable standards under the Environmental Laws and all other laws or standards applicable to the Resorts; and

                    (E) the absence of asbestos within the Units,  Facilities or elsewhere at each of the Resorts, or, if asbestos is found to be present in any part of the Resorts, that such presence is of a nature or magnitude which is able to be removed by a licensed removal contractor for a guaranteed maximum sum satisfactory to Lender. The costs of all inspections and corrective procedures shall be borne by the Borrower.

               (vi) Soil Tests. Lender reserves the right to require in its discretion a report as to soil and compaction condition and analysis made at the Resort Property by a soil testing firm satisfactory to Lender. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Lender and also shall include a sinkhole analysis of each of the Resorts. The report shall include the recommendations of the soil testing firm as to the preparation of the soil needed in order to adequately support the Improvements. During the course of construction, Borrower shall also provide such reports as to concrete tests and such additional soil tests as Lender reasonably may require;

               (vii) Physical Inspection. An independently prepared structural and mechanical engineering report prepared by an engineering firm acceptable to Lender covering each of the Resorts and the Units confirming that the Units and the remainder of the Resorts are mechanically and structurally sound. If Borrower shall be unable to satisfy the requirements of this paragraph within one hundred eighty
          (180) days following the date of receipt by Borrower of the aforementioned structural and mechanical engineering report, Lender shall have the right to terminate the Loan or, alternatively, to require corrective procedures satisfactory to it. The cost of all inspections, reports and corrective procedures with respect to the mechanical and structural condition of the Resorts and the Units shall be borne entirely by Borrower.

          (g) Evidence of Insurance. Lender shall have received certified copies of all insurance policies and endorsements thereto or other evidence satisfactory to Lender, in its sole discretion, that Borrower has obtained and is maintaining all policies of insurance required by and in accordance with Section 7.1(d) hereof, including but not limited to copies of the most current paid insurance premium invoices for such policies.

          (h) Applicable Laws. Lender shall have received evidence satisfactory to Lender that all existing and contemplated Improvements at each of the Resorts are and will be in compliance with all applicable zoning, building and other Mexican laws, if any, in connection with the construction, development, establishment and operation of the Resorts and the sale, use, marketing and occupancy of Units and Intervals; provided, however, that the approval of the Timeshare Documents and Borrower's sales and marketing efforts in respect thereof shall have been obtained from the appropriate Mexican governmental authority prior to the sale of any Interval. In addition, on or before the Closing Date, Lender shall have received evidence satisfactory to Lender that all existing and contemplated Improvements are and will be in compliance with all applicable zoning, building and other Mexican laws, if any, in connection with the construction, development, establishment and operation of the Resorts and the sale, use marketing and occupancy of Units and Intervals. Borrower shall provide evidence satisfactory to Lender confirming that all approvals, consents, licenses and permits necessary to create the Intervals and to provide time-share services in compliance with Mexican law and to operate, use and market Intervals at the Resorts under the time-share system have been obtained, including, but not limited to, permits issued by the Mexican Consumer Protection Agency and the Mexican Ministry of Commerce and Industrial Development.

          (i) Litigation. Other than those particular matters described in Exhibit E hereto, there shall be no bankruptcy, suspension of payments, foreclosure action or other material litigation or judgments pending or outstanding against any of the Resorts, the Units, any portion of the
     Collateral, the Borrower, any general partner or shareholder of the Borrower, Guarantor, any general partner or shareholder of Guarantor, the managing agent for each of the Resorts or the Affiliates of any of the foregoing (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is plaintiff and no counterclaim is pending; or (ii) Lender determines, in its sole discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity or amount or nature of claim. Lender (or
     Borrower, upon the request of Lender) shall have obtained an independent search, at Borrower's expense, confirming that no such bankruptcy, foreclosure action or other material litigation or judgment exists.

          (j) Loan Documents. On or prior to the Closing Date, Borrower and Guarantor shall execute and deliver (or cause to be executed and delivered, as the case may be) to Lender, the Loan Documents.

          (k) UCC/Other Searches. Lender shall have obtained such searches of the applicable public records as it deems necessary under Mexican and other applicable laws to verify that Lender shall have a first and prior perfected Lien and security interest covering all of the Collateral, subject to the Permitted FINOVA Liens. Lender shall not be obligated to fund any Advance if Lender determines that it does not have a first and prior perfected lien and security interest covering any portion of the Collateral, subject to the Permitted FINOVA Liens. Notwithstanding anything to the contrary as provided in this Section 4.1(k), Lender acknowledges and understands that the Textron Mortgages serve as second priority mortgages on the Resort Property, subject to the first priority FINOVA Mortgages.

          (l) Taxes and Assessments. Lender shall have received copies of the most current tax bills related to the Units, the Intervals, the Resort Property and the remainder of each of the Resorts, together with evidence satisfactory to it that all taxes and assessments either owed by Borrower, or for the collection of which Borrower is responsible have been paid, or will be paid out of closing proceeds, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangible taxes, real property taxes, income taxes, and any assessments related to the Resorts or the Units. Lender shall also have received information satisfactory to Lender disclosing the tax identification numbers, tax rates, estimated tax values, assessment ratios and estimated assessment values or amounts with respect to each of the Resorts and the Resort Property and the identities of the taxing authorities having jurisdiction over the Resort Property and Resorts as well as the instrumentalities and entities having the power and jurisdiction to impose assessments against the Resort Property or the Resorts, and evidence satisfactory to Lender to demonstrate that the Units and Intervals, if applicable, have been segregated from all other property on the applicable municipal tax rolls and assessment rolls.

          (m) Financial Statements. Lender shall have received and approved the Financial Statements required pursuant hereto and the Commitment to be delivered to Lender on or before the Closing Date, or otherwise required by Lender, for Borrower and the Guarantor, all in form and substance satisfactory to Lender, specifically including certified financial statements for the year ending 1998 for the Borrower and the Guarantor.

          (n) Preclosing Inspections. Lender shall have conducted and approved due diligence investigations of Borrower, the Guarantor, the Timeshare Documents and each of the Resorts.

          (o) Proceedings Satisfactory. All actions taken in connection with the execution or delivery of the Loan Documents, and all documents and papers relating thereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel.

          (p) Expenses. Borrower shall have paid all fees, expenses and other amounts required to be paid prior to or at closing, pursuant to this Agreement; provided, however, that Borrower shall be permitted to pay such fees, expenses and other amounts from the proceeds of the Initial Advance.

          (q) Intentionally omitted.

          (r) Credit References. Borrower shall have caused such creditors as requested by Lender to furnish Lender directly (by mail) with independent credit references for Borrower, the Guarantor, the principals of Borrower and Guarantor, and any other Material Party in form and content satisfactory to Lender, in its sole discretion. Lender reserves the right to request additional credit references on any Material Party as Lender deems necessary in its sole discretion.

          (s) Utilities. Letters addressed to Lender or other evidence reasonably acceptable to Lender demonstrating the availability and sufficiency of water, sewer, electric, telephone and natural gas utility services to satisfactorily service each of the Resorts.

          (t) Permits and Approvals. Building permit(s) and satisfactory evidence that the Resort Property and the Improvements and the intended uses of the Resorts are in compliance with any and all applicable laws, regulations and ordinances, including, without limitation: (i) Environmental Laws; (ii) erosion control ordinances; (iii) doing-business and/or licensing laws; (iv) laws protecting disabled or handicapped persons; and (v) any zoning laws (in this regard, the evidence submitted should include (A) the zoning designation made for the Resort Property (where available or applicable by local Mexican laws and regulations); (B) zoning requirements as to parking, lot size, ingress and egress and building setbacks, and (C) the length of time of the validity of all such approvals, variances and permits). Such evidence may include letters, licenses, permits, certificates and other correspondence from the appropriate governmental authorities, opinions of Borrower's attorney or other attorneys and opinions or certifications from Borrower's architect, as Lender may determine, letters from utility companies, governmental entities or other Persons, or certification by Borrower or other confirmation acceptable to Lender, confirming that water, sewer (sanitary and storm), electricity, gas, solid waste disposal, telephone, police, fire and rescue services are being provided to each of the Resorts. Borrower shall have furnished Lender with satisfactory evidence that it has obtained all applicable governmental and utility permits, approvals, consents, licenses and certificates for the use and occupancy of each of the Resorts. The foregoing shall include, but not be limited to any environmental approvals of the Mexican federal, state or local government authorities of Mexico, all approvals for water, sewer and other utilities; and all approvals required for compliance with local laws and regulations. All such approvals shall continue to be legally valid and shall remain in full force and effect for so long as the Loan is outstanding.

          (u) Lien Waivers. A certificate or affidavit of Borrower (or the Mexican equivalent) certifying that within the past ninety (90) days, no work has been performed on any of the Resorts for which payment has not been made in full and for which a lien could be filed (to the extent possible under Mexican law), together with waivers of lien from each and every contractor, subcontractor, laborer or material supplier performing services or supplying material to any of the Resorts within the past ninety
     (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no material have been supplied for which the costs remain unpaid prior to closing; provided, however, that no such lien waiver need be delivered by any subcontractor, laborer or material supplier performing services or supplying material with a value of less than Five Thousand Dollars (US$5,000.00) until such time as the aggregate value of labor or materials supplied or services performed by such subcontractors, laborers or suppliers exceeds Fifty Thousand Dollars (US$50,000.00).

          (v) Timeshare Documents. Borrower shall have prepared and filed such documents as are necessary or appropriate to receive the approval of the Mexican Federal Consumer Protection Agency and any and all other federal, state or local Mexican authorities in connection with the creation, marketing and sale of Intervals in each of the Resorts to the general public. Upon the approval of Borrower's registration application, Borrower shall promptly provide Lender with written evidence of such approval, together with a written opinion of counsel acceptable to Lender confirming Borrower's compliance with all applicable statues, ordinances, rules and regulations in connection with the creation, marketing and sale of Intervals. No sale or pre-sale of Intervals may occur until final approval of the registration by the Mexican Federal Consumer Protection Agency. Any and all documentation establishing each of the Resorts and the Units as a timeshare project of public record shall be in form and content reasonably satisfactory to Lender.

          (w) Management and Property Contract. Borrower shall deliver to Lender a copy of the management contract for each of the Resorts (collectively, the "Management Contract"), and Lender shall have determined to its reasonable satisfaction that the Resorts are managed by a professional management company reasonably acceptable to Lender. Borrower shall deliver to Lender copies of all Property Contracts, and Lender reserves the right to review and approve any Property Contracts which affect in any way the Trust Agreements.

          (x) Lien Documents. Copies of all existing lien and mortgage documents for the Permitted Liens and Encumbrances in form and content satisfactory to Lender and copies of the existing liens registered at the Public Registry of Property and Commerce. The Trust Agreements establishing the Resorts must be acceptable to Lender in its sole discretion, and must include appropriate non-disturbance terms with respect to the use and enjoyment of the Resorts and Facilities by Interval Purchasers in accordance with the Declaration and the Timeshare Documents.

          (y) Note Receivable Documents. The form of Interval Lease Contract and all purchase documents used in connection with the Notes Receivable shall be satisfactory to Lender and to the Mexican Consumer Protection Agency. The form of Interval Lease Contract and Note Receivable shall be translated to English at Borrower's expense and be reasonably acceptable to Lender's Mexican counsel.

          (z) Tenant Estoppel. If requested by Lender, Borrower shall deliver to Lender estoppel certificates from any commercial tenants in each of the Resorts, dated no earlier than thirty (30) days prior to the Closing Date, in a form reasonably acceptable to Lender. Each estoppel certificate shall make certain certifications to Lender including, but not limited to the following: (i) that the lease or contract is in full force and effect and is unmodified or, if modified, a certification as to the modification thereto; (ii) that Borrower has performed its obligations under the lease or contract and there exists no right of setoff or counterclaim against Borrower; (iii) that there has been no prepayment of any rents or other sums not yet due under the lease or contract in excess of the amount of one
     (1) month's rental; (iv) confirmation of the amounts paid as of November 1, 1999, for expense reimbursement; and (v) any other certification as Lender shall reasonably request. In addition, each commercial tenant shall agree with Lender in writing: (i) as to the assignment or pledge to Lender of Borrower's rights under the applicable contract or lease; (ii) that the contract or lease may not be modified or terminated during the Term of the Loan without the prior written consent of Lender; (iii) that the contract or lease is subordinate to the Loan Documents; (iv) that should an Event of Default occur under any of the Loan Documents, all amounts due and payable shall be subordinate to amounts due and payable to Lender under the Loan Documents; (v) that upon the occurrence of an event of default by Borrower under a contract or lease, Lender shall receive notice of such default and a reasonable opportunity to cure; (vi) that in the event Lender succeeds to all or part of Borrower's interest in the Resorts, tenants should fully and completely attorn to Lender or Lender's nominee and each party shall execute such instrument with certification of such attornment as Lender shall reasonably request; (vii) such party shall not assert any offset rights of liability with Borrower against Lender; and (viii) any other agreements as Lender shall reasonably request.

          (aa) Estoppel From Existing Lender. Borrower shall have delivered to Lender an estoppel certificate(s) from FINOVA in conformance with the terms of the Intercreditor Agreement. Borrower shall deliver to Lender an estoppel certificate from any other lenders of Borrower confirming the good standing and current dollars outstanding, if any, to such lender.

          (bb) Certification by Borrower and Guarantor. On or before the Closing Date, Borrower shall provide Lender with a written certification as to all material facts pertinent to the Loan and pertinent to the legal opinions described above in Section 4.1(c) of this Agreement, executed by Borrower and Guarantor.

          (cc) Facilities Access. Evidence satisfactory to Lender, in its sole and absolute discretion, ensuring that all Interval Purchasers shall have perpetual, unlimited and undisturbed recorded access rights to all Facilities of the Resorts, whether such Facilities are owned by Borrower, Guarantor or other related party.

          (dd) Power of Attorney. The Lender shall have received (i) a copy of a notarized power of attorney from the Borrower and Guarantor in favor of the Service of Process Agent referred to in Section 12.23 hereof, in form satisfactory to special Mexican counsel to the Lender, (ii) evidence of the Process Agent's acceptance of its appointment, and (iii) a copy of a notarized power of attorney from the Borrower in favor of Lender referred to in Section 10.12 hereof, in form satisfactory to special Mexican counsel to the Lender, empowering the Lender to act as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate, in its sole discretion, in the manner contemplated in said Section 10.12 and Sections 10.11 and 9.1(e) hereof. The powers and agency granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

          (ee) Tax Consequences. Lender is satisfied, in its sole discretion, that Lender will incur no adverse foreign tax consequences as a result of the making of Advances and the performance of its obligations under this Agreement and the remaining Loan Documents. Lender shall be further satisfied, in its sole discretion, that the principal and interest payments being made to Lender with respect to the Loan, and any other monies payable to Lender under this Agreement or the remaining Loan Documents will not be subject to withholding or subject Lender to a withholding requirement, with the exception of Mexican Income Tax Withholdings made by Borrower pursuant to Mexican Income Tax laws and International Treaties executed between Mexico and the United States, as provided under Section 10.17 herein.

          (ff) Miscellaneous. Such other matters, insurance or documents as Lender shall require.

     4.2 Funding Procedure. The obligation of Lender to make any Advance shall be subject to the satisfaction of all of the following conditions precedent:

          (a) Requests for Advances. Each request for an Advance under the Loan shall be completed on the appropriate form attached hereto as Exhibit F, attached hereto and incorporated herein by this reference, and shall:

               (i)  be  in  writing   and  shall   certify  the  amount  of  the
          then-current Borrowing Base, specify the principal amount of the Advance requested and designate the account to which the proceeds of such Advance are to be transferred;

               (ii) state that the representations and warranties of Borrower contained in this Agreement, as amended from time to time, and any closing or funding related certifications are true and correct as of the date of the request and, after giving effect to the making of such requested Advance, will be true and correct as of the date on which the requested Advance is to be made;

               (iii) state that no Default or Event of Default exists as of the date of the request and, after giving effect to the making of such requested Advance, no Default or Event of Default would exist as of the date on which the requested Advance is to be made;

               (iv) be delivered to the office of Lender in East Hartford Connecticut (or elsewhere upon written notice) within the Term of the Loan and at least ten (10) Business Days prior to the date of the requested Advance;

               (v) be signed by a principal financial officer of Borrower;

               (vi) certify that Borrower has no knowledge of any asserted or threatened defense, offset, counterclaim, discount or allowance with respect to each Note Receivable to be pledged in connection with such requested Advance, or with respect to any of the Pledged Notes Receivable;

               (vii) contain an aging report on the Pledged Notes Receivable; identifying, among other things, which among them are Eligible Notes Receivable for the subject Advance; and

               (viii) contain a delinquency report which shall be in form and substance satisfactory to the Lender and shall show which of such Notes Receivable for the subject Advance are delinquent and the duration of each such delinquency, and which of such Pledged Notes Receivable is not an Eligible Note Receivable, respectively.

          (b) Loan Documents/Collateral. Not less than ten (10) Business Days prior to the date of any Advance under the Loan, the Borrower shall have:

               (i) delivered to Lender a list of all Eligible Notes Receivable which are to be the subject of such requested Advance, indicating the unpaid principal balance owing on each of the Pledged Notes Receivable deemed to be an Eligible Note Receivable, together with such additional information as Lender may reasonably request;

               (ii) delivered to Lender (or, if Lender shall so instruct, a designee appointed by Lender in writing) (i) the original of each Pledged Note Receivable (duly endorsed by Borrower with the words "Douglas Y. Bech, en mi caracter de apoderado de la sociedad CR Resorts Puerto Vallarta, S. de R.L. de C.V., endoso en prenda con recurso este pagare suscrito por el Sr. ______________, a favor de la sociedad Textron Financial Corporation, cuyo domicilio es 40 Westminster Street, Providence, Rhode Island 02940, Estados Unidos de America"); (ii) the original or, if not yet received, a true copy of each purchase contract (including addenda) relating to the Pledged Notes Receivable and the Interval Lease Contracts; (iii) originals or true copies of the related truth-in-lending disclosures or other applicable disclosure, if any, and, if required by Lender, loan applications, Payment Authorization Agreements, the related
          Purchaser's acknowledgments, receipts, consents to closing, and Exchange Company applications, disclosures and materials and (iv) evidence that proper notice of Borrower's pledge and assignment to Lender of the Pledged Notes Receivable and related Interval Lease Contracts has been delivered to and acknowledged by each consumer obligor (Borrower shall use its best efforts to obtain within sixty
          (60) days from the date of the Initial Advance evidence that the consumer obligor(s) of each Note Receivable pledged to Lender with respect to the Initial Advance has acknowledged and accepted Borrower's pledge and assignment of such Note Receivable to Lender; thereafter, Borrower shall provide Lender with such evidence of acknowledgement with each request for Advance under the Loan);

               (iii) delivered to Lender (or if Lender shall so instruct, a designee appointed by Lender in writing) an Assignment of Pledged Notes Receivable and Interval Lease Contracts, duly executed and in proper form for recording, assigning to Lender all of Borrower's right, title and interest in and to each such Pledged Note Receivable and the related Interval Lease Contract;

               (iv) delivered to Lender, with respect to each Encumbered Interval, a notary's opinion confirming that the Interval Lease Contract with respect to such Interval has been assigned to Lender and insuring in favor of Lender a valid and first priority assignment of and security interest in such Interval Lease Contract;

               (v) for the Initial Advance only, delivered to Lender, the original UCC financing statements or Mexican equivalent covering the Collateral, recorded, to the extent permitted under applicable Mexican laws, in the Public Registry of Properties in the location of each of the Resorts. The assignments of the Interval Purchase Contracts and the UCC financing statements or Mexican equivalent, if required, shall each have been duly recorded, to the extent permitted under applicable Mexican laws, in the Public Registry of Properties of in the location of each of the Resorts.

          All Pledged Notes Receivable assigned to Lender must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required. The funding of the requested Advance, delivery of the Collateral and recording of the assignments or pledges, or any releases and the UCC financing statements, if any, may, in Lender's discretion, be effected by way of an escrow arrangement with the Mexican notary who issues the title report or certificate required under Section 4.1(b) of this Agreement or other fiduciary selected by Lender, the form and substance of which shall be satisfactory to Lender.

          (c) Other Conditions. In addition to the other conditions set forth in this Agreement, the making of the initial or any requested Advance under the Loan shall be subject to the satisfaction of the following conditions:

               (i) there shall not have occurred and remain uncured, at any time, an Event of Default hereunder, no Default or Event of Default shall exist immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such requested Advance;

               (ii) each agreement required to have been executed and delivered by Borrower in connection with any prior Advance shall be consistent with the terms of this Agreement and shall be in full force and effect;

               (iii) the date on which such requested Advance is to be made shall be a Business Day;

               (iv) Borrower shall have delivered to Lender a certification showing the dollar amount of the requested Advance based on the Eligible Notes Receivable pledged to Lender, and the Notes Receivable being pledged contemporaneously with each requested Advance in the form of Exhibit F, attached hereto and incorporated herein by this reference;

               (v) not more  than two (2)  Advances  under the Loan  shall  have previously  been  made  in the  same  calendar  month  in  which  such requested Advance is to be made, unless Lender, in its sole discretion, agrees to make an additional such Advance during such calendar month;

               (vi) such requested Advance shall be in a principal amount of not less than US$50,000, unless Lender, in its sole discretion, agrees to make an Advance in an amount less than US$50,000;

               (vii) Lender shall have determined that the requested Advance, when added to the aggregate outstanding principal amount of all previous Advances, if any, does not exceed the total amount of the Borrowing Base, based on the Eligible Notes Receivable that have been or will be duly pledged in favor of Lender;

               (viii) Lender shall have received evidence satisfactory to it that:

                    (a) Borrower has obtained any applicable approvals or permits from the appropriate federal, state or local Mexican governmental authorities necessary to create the Intervals in compliance with Mexican law and offer the Intervals for sale to the general public;

                    (b) Borrower has  completed  all  contemplated  upgrades and refurbishments to the Units which correspond to the subject Interval sales;

                    (c) the applicable Units and Intervals have been accepted by the Exchange Company into its reciprocal exchange program;

                    (d) with  respect  to the  applicable  Units and  Intervals,
               Borrower has obtained all required approvals, consents, permits, licenses and certificates necessary to create and occupy such Units and Intervals for their intended use, to operate the Resorts and to market and sell the Intervals;

                    (e) all  documents  establishing  the  Units  as part of the
               Resorts must be completed in form and in content satisfactory to Lender, and the form of consumer promissory note, Interval Lease Contract, and all remaining purchase documentation utilized by Borrower in connection with the Eligible Notes Receivable shall be satisfactory to Lender;

                    (f) Borrower has delivered to Lender or established an escrow arrangement satisfactory to Lender for delivery of the documents required pursuant to Section 4.2(b)(ii) of this Agreement; and

                    (g) within ten (10) days  following the end of each calendar month, Borrower shall provide Lender with a monthly sales and cancellations report on all Notes Receivable.

               (ix) During the term of each Pledged Note Receivable, title to the respective Interval shall be held by Lender, if it so elects in its sole and absolute discretion.

               (x)  Prior  to  making  the   Initial   Advance,   a  release  or
          nondisturbance procedure shall be established pursuant to the terms of the Intercreditor Agreement which is satisfactory to Lender.

          (d) Expenses. Borrower shall have paid all fees and expenses required to be paid pursuant to this Agreement in connection with such requested Advance or any conditions related thereto.

          (e) Proceedings Satisfactory. All actions taken in connection with such requested Advance and all documents and papers relating thereto shall be satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection with such requested Advance, all in form and substance reasonably satisfactory to Lender and its counsel.


Section 5. INTENTIONALLY OMITTED.


Section 6. GENERAL REPRESENTATIONS AND WARRANTIES.

     Borrower and the Guarantor, jointly and severally, hereby represent and warrant to Lender as follows:

     6.1 Organization, Standing, Qualification. Each of the respective Borrower entities (a) are Mexican variable capital stock limited liability companies duly organized, validly existing and in good standing under the laws of Mexico and as foreign corporations under the laws of each jurisdiction in which the character or location of the properties owned or the business transacted requires licensing and qualifications; and (b) have all requisite power, to conduct their business and to execute and deliver, and to perform their obligations under, the Loan Documents to which each is a party; (c) the individuals executing this Loan Agreement and the remaining Loan Documents have the proper authority to do so, pursuant to an appropriate power of attorney; and (d) have a financial interest in one or more of the Resorts and will derive financial benefit from its execution of this Agreement and the remaining Loan Documents. Each of the entities comprising Borrower acknowledges that Lender would not make the Loan contemplated by this Agreement unless each of the entities comprising the Borrower (i) became a party to this Agreement and the remaining Loan Documents,
(ii) became jointly and severally liable for the payment and performance of all of the Obligations, and (iii) granted to Lender a security interest, subject to the Permitted Liens and Encumbrances (and specifically including the Permitted FINOVA Liens), in all items of Collateral owned by each Borrower. Although each of the entities comprising Borrower maintains its separate legal existence and operates as a distinct and separate entity, such entities have historically engaged in substantial business with each other and have operated, and intend to continue operating, as a joint and consolidated entity for financial planning and cash management purposes and for purposes of achieving certain business operation efficiencies. Each of the entities comprising Borrower will therefore benefit from the financing arrangement and accommodations by Lender under this Agreement and the remaining Loan Documents.

     Guarantor is permitted by its bylaws to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party; Guarantor has a financial interest in Borrower and will derive financial benefit from its execution of the Guaranty.

     6.2 Authorization, Enforceability, Etc.

          (a) The execution, delivery and performance by Borrower of the Loan Documents has been duly authorized by all necessary corporate actions by Borrower and does not and will not (i) violate any provision of Borrower's articles of organization ("estatutos"), operating agreements or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower or Guarantor other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower or Guarantor under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower or Guarantor is a party or by which they or it or any of their or its assets are bound or affected.

          (b) No approval, authorization, order, license, permit, franchise or consent of, or registration (with the exception of the registration of the Textron Mortgages), declaration, qualification or filing with, any governmental authority or other Person, including without limitation, any applicable regulatory authorities is required in connection with the execution, delivery and performance by Borrower or Guarantor of any of the Loan Documents.

          (c) The Loan Documents constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms.

          (d) Borrower has good and marketable title to all of the Collateral, free and clear of any Lien, security interest, charge or encumbrance except for the Liens or security interests created by this Agreement or any Loan Document or otherwise created in favor of Lender or those Permitted Liens and Encumbrances as set forth on Exhibit B. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender or in favor of FINOVA with respect to the Permitted FINOVA Liens.

          (e) The execution and delivery of the Loan Documents, the delivery and endorsement to Lender of the Pledged Notes Receivable, the filing of the UCC-1 financing statements, or Mexican equivalent, with the Public Registries of Property in the location of each of the Resorts, recordation of the Assignment of Pledged Notes Receivable and Interval Lease Contracts, the Assignment of Interest in Contracts, Permits, Licenses and Approvals, and the Textron Mortgages in the Public Registries of Property in the location of each of the Resorts, create in favor of Lender a valid and perfected continuing first priority liens and security interests in and to all of the Collateral, subject to the Permitted FINOVA Liens. The Collateral shall secure the full payment and performance of the Obligations.

          (f) To the best of the Borrower's knowledge, none of the Pledged Notes Receivable is forged or has affixed thereto any unauthorized signatures or has been entered into by any Person without the required legal capacity; and during the term of the Agreement, none will be forged, or will have affixed thereto, any unauthorized signatures.

          (g) There have been no modifications or amendments whatsoever to the Pledged Notes Receivable or the related Interval Lease Contracts which modifications or amendments are not evidenced by appropriate documentation, duly executed, forming a part thereof.

          (h) To the best of Borrower's knowledge, the makers of the Eligible Notes Receivable have no defenses, offsets, counterclaims or claims relating to the Eligible Notes Receivable or the Interval Lease Contracts.

          (i) The Pledged Notes Receivable and the related Interval Lease Contracts were executed and delivered by Purchasers in favor of Borrower in connection with the purchase of the related Encumbered Intervals.

          (j) The Pledged Notes Receivable and the related Interval Lease Contracts are and shall remain in full force and effect, and, once endorsed in favor of Lender, will be valid and binding obligations of the respective makers in favor of Lender, as holder; and Borrower further warrants and guarantees the value, quantity, sound condition, grade and quality of the Encumbered Intervals and all rights, properties, easements and interests appurtenant or related thereto.

          (k) The grant of the security interests described herein has not affected and will not affect the validity or enforceability of the obligations of the respective makers of the Pledged Notes Receivable under such Notes Receivable or the related Interval Lease Contracts.

          (l) Lender is not and shall not be required to take any steps, and Borrower has taken any and all required steps, to protect Lender's security interests in the Collateral (other than maintaining possession of the portion of the Collateral constituting instruments and timely filing continuation statements for the Financing Statements); and Lender is not and shall not be required to collect or realize upon the Collateral or any distribution of interest or principal, nor shall loss of, or damage to, the Collateral release Borrower (or the Guarantor) from any of the Obligations.

     6.3 Financial Statements and Business Condition. The Financial Statements submitted by Borrower and Guarantor pursuant to the requirements set forth herein, fairly present the respective financial conditions and results of operations of Borrower and the Guarantor as of the date or dates thereof and for the periods covered thereby. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or the Guarantor as of the dates of such Financial Statements which are not reflected therein or in the notes thereto, which have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower or the Guarantor from the financial conditions shown in its or their respective Financial Statements, nor have Borrower or the Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in their respective Financial Statements. Borrower and the Guarantor, respectively, are able to pay all of their respective debts as they become due, and Borrower and the Guarantor, as the case may be, shall maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower or the Guarantor are obligated to Lender under the Agreement, or with respect to the Guarantor, the Guaranty, or in any other manner whatsoever. Borrower's or the Guarantor's Obligations under this Agreement and under the Loan Documents will not render Borrower or the Guarantor unable to pay its or their debts as they become due. The present fair market value of Borrower's or the Guarantor's assets are greater than the amount required to pay its or their respective total liabilities.

     6.4 Taxes. Borrower represents and warrants that Borrower has paid in full all ad valorem taxes, if any, and other taxes and assessments to be levied against the Collateral owned by it and due and payable as of the date hereof, and Borrower knows of no basis for any additional taxes or assessments against any of the Resorts or the Collateral owned by it, other than periodic taxes currently paid by Borrower or Guarantor from time to time with respect to the Collateral. Borrower has filed all tax returns required to have been filed by it and has paid or will pay, prior to delinquency, all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it or them, to the extent the same have become due and payable. Borrower shall pay all applicable sales, rental, occupancy and other taxes with regard to the sale or rental of any Intervals related to the Collateral owned by it hereunder. To the best of Borrower's knowledge, no tax audit is pending or is threatened with respect to Borrower or the Guarantor.

     6.5 Title to Properties: Prior Liens. Borrower has good and marketable title (or holds a first beneficial interest in trust use rights as to all Collateral pursuant to the Trust Agreements) to all of the Collateral and to all Unsold Intervals, Encumbered Intervals and all rights, properties and benefits appurtenant or related thereto. Borrower's sole business involves the operation of the Resorts and the marketing, sale and financing of Intervals at the Resorts, and the Resorts are the sole real estate asset of Borrower. Borrower is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by all or any portion of the Collateral, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. Other than the Liens granted in favor of Lender and the Permitted FINOVA Liens, there are no Liens or encumbrances against all or any portion of the Collateral, except for the Permitted Liens and Encumbrances.

     6.6 Subsidiaries, Affiliates and Capital Structure. Borrower has no subsidiaries or Affiliates which have any involvement or interest in the Resorts in any way, with the sole exceptions of (a) Club Regina, S.A. de C.V., which collects memberships fees and makes payment of maintenance fees under the Operating Agreements, and (b) Servicios Turisticos Integrales Cobamex, S. de R.
L. de C.V., which provides administrative services to certain of the Borrower entities. The Guarantor is involved, directly or through its subsidiaries, in the business operations of and derives financial benefit from Borrower. Except as set forth in Section 7.1(c), for so long as Borrower is obligated to Lender under any of the Loan Documents, there shall be no change of ownership of the shares of stock in Borrower without the prior written consent of Lender. None of the Affiliates of Borrower nor Guarantor is a party to any proxies, voting trusts, shareholders agreements or similar arrangements pursuant to which voting authority, rights or discretion with respect to Borrower or Guarantor is vested in any other Person.

     6.7 Litigation, Proceedings, Etc. Except as set forth in Exhibit E, there are no actions, suits, proceedings, orders or injunctions pending or threatened against or affecting Borrower, any Affiliate of Borrower, the Guarantor or any of the Resorts, at law or in equity, or before or by any governmental authority or other tribunal, which (a) could have a material adverse effect on Borrower, any Affiliate of Borrower or the Guarantor; or (b) relate to the Loan or which could have a material adverse effect on the Collateral or the Resorts. Exhibit E, attached hereto and incorporated herein by this reference, describes all currently pending litigation against Borrower and the Guarantor. Borrower has received no notice from any court, governmental authority or other tribunal alleging that Borrower or any of the Resorts have violated the Timeshare Act, any other applicable statute, ordinance, rule or regulation governing the marketing and sale of Intervals, the Declaration, the other Timeshare Documents or any other applicable laws, agreements or arrangements that could have any material adverse effect on the Loan, the Collateral or the Resorts. Borrower shall provide to Lender prompt written notice of any action commenced against any of the foregoing Persons.

     6.8 Licenses, Permits, Etc. Borrower, each of the Resorts and all other Persons involved in the management or operations of the Resorts, possess and will at all times continue to possess all requisite franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its or their business as now being conducted, without any known conflict with the rights of others and, with respect to Borrower and the Collateral in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement or option other than the Permitted FINOVA Liens and other than as provided for by this Agreement. All such licenses and permits are presently in full force and effect, and there is no action currently pending or threatened to revoke or modify any such license or permit.

     6.9 Environmental Matters. The Resorts do not contain and will not contain any Hazardous Materials in violation of applicable law, and no Hazardous Materials, other than such items, by way of example and not by way of limitation, as cleaning supplies, are used or stored at or transported to or from the Resorts. Neither Borrower, the Resorts, nor any manager thereof have received notice from any governmental agency, entity or other Person with regard to Hazardous Materials on, under or affecting the Collateral, and neither Borrower nor the Collateral, nor any portion thereof, nor to Borrower's knowledge after diligent inquiry, the Resorts or any manager thereof are in violation of any Environmental Laws. Borrower hereby represents to Lender that the Resorts are located on or near a Mexican Federal Maritime and Terrestrial Zone such that Borrower is or has in the past, been required to secure from the Mexican Federal Government (a) an Environmental Construction License or impact analysis, or (b) to the extent required under local or Federal Mexican law, a concession granted by the Mexican Federal Government with respect to the occupancy of a Federal Maritime and Terrestrial Zone.

     6.10 Full Disclosure. No information, exhibit or written report or the content of any schedule furnished by Borrower or Guarantor to Lender in connection with the Loan, the Resorts or the Collateral, and no representation or statement made by Borrower or Guarantor in any Loan Document, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. Borrower and the Guarantor know of no fact or condition which could prevent or delay the sale of Intervals to Purchasers or prevent or impede the operation of the Resorts in accordance with the Declaration, the remaining Timeshare Documents and related public offering statement or other disclosure documents, and in accordance with applicable law, or prevent Borrower's or Guarantor's performance of its Obligations pursuant to the Loan Documents.

     6.11 Use of Proceeds/Margin Stock. The proceeds of the Loan will be disbursed only for the following purposes:

          (a) Payment of the Loan Costs (as defined in the Commitment) and those amounts set forth in Section 7.1(v) hereof;

          (b) Payment of all indebtedness secured by any prior and subordinate liens and mortgages encumbering all or any portion of the Collateral, except the Declaration, the remaining Timeshare Documents and the Security Documents (as defined in the Commitment); and

          (c) To Borrower:

               (i) To pay marketing, project development, sales and administrative expenses incurred in connection with the marketing and sale of Encumbered Intervals and in connection with the operations for the Resort, for working capital, for future expansion of timeshare development in accordance with plans and projections acceptable to Lender (provided, however, that the use of the proceeds of the Loan for such expansion shall not adversely affect the operations of any of the Resorts), and as provided for under Section 2.1 of this Agreement.

          If the proceeds of any Advance and other monies paid by Borrower to Lender are insufficient to satisfy the costs and liens with respect to Collateral against which an Advance is to be made, or the use of proceeds of the Loan or any Advance varies materially, as determined by Lender in its sole discretion, from the uses described above, Lender shall have no obligation to fund the remainder of the Loan or any further Advances.

     6.12 No Defaults. No Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which Borrower, Guarantor or any Affiliate thereof is a party or by which it may be bound, specifically including the FINOVA Loan, the Indenture and the Mirror Notes.

     6.13 Compliance with Law. Borrower:

          (a) is not in violation, nor are any of the Resorts or the business operations with respect to the Resorts in violation of the Timeshare Act, the Mexican Federal Law of Consumer Protection, all Federal and local laws applicable in Mexico and the States of Baja California Sur, Jalisco and Quintana Roo, Mexico, or any other statues, ordinances, rules or regulations of any other jurisdiction to which Borrower, the Encumbered Intervals, the Unsold Intervals or the business operations conducted with respect to the Resorts are subject; and

          (b) has not failed, nor have any of the Resorts failed, to obtain any consents or joinders, or any approvals, licenses, permits, franchises or other governmental authorizations, or to make or cause to be made any filings, submissions, registrations or declarations with any government or agency or department thereof, necessary to the establishment, ownership or operation of the Unsold Intervals, the Encumbered Intervals or any of Borrower's properties, or to the conduct of Borrower's business, including, without limitation, the previous offer and sale of Intervals or the sale, or offering for sale, of Unsold or Encumbered Intervals at the Resorts; which violation or failure to obtain or register materially adversely affects Borrower, the Unsold Intervals, the Encumbered Intervals or the business, prospects, profits, properties or condition (financial or otherwise) of Borrower, the Guarantor or any of the Resorts. Borrower has, to the extent required by its activities and businesses, fully complied with the following laws and regulations (i) at such possible time as Borrower markets or sells Intervals in any of the Resorts within the borders of the United States, all of the applicable provisions of (A) the Consumer Credit Protection Act; (B) Regulation Z of the Federal Reserve Board; (C) the Equal Credit Opportunity Act; (D) Regulation B of the Federal Reserve Board; (E) the Federal Trade Commission's 3-day cooling-off Rule for Door-to-Door Sales; (F) Section 5 of the Federal Trade Commission Act; (G) the Interstate Land Sales Full Disclosure Act ("ILSA"); (H) the federal postal laws; (I) all applicable state and federal securities laws;
     (J) all applicable usury laws; (K) all applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (L) all applicable real estate sales licensing, disclosure, reporting and escrow laws; (M) the Americans With Disabilities Act and related accessibility guidelines ("ADA"); (N) the Real Estate Settlement Procedures Act ("RESPA"); (O) all amendments to and rules and regulations promulgated under the foregoing acts or laws; and (P) all other applicable federal statutes and the rules and regulations promulgated thereunder; and (ii) all of the applicable provisions of the Timeshare Act and any other applicable Mexican law or the law of any other state having jurisdiction (and the rules and regulations promulgated thereunder) relating to timeshare ownership, the establishment of any of the Resorts, or the sale, offering for sale, marketing or financing of Intervals therein.

     6.14 Restrictions of Borrower or Guarantor. Neither Borrower, Guarantor, any of the Resorts, the Unsold Intervals nor the Encumbered Intervals is/are a party to any contract or agreement, or subject to any Lien, charge or corporate restriction, which materially and adversely affects its or their business. Except for the FINOVA Loan Agreement and the documents related thereto, and the Indenture, which is indirectly binding on Borrower by reason of its relationship with Guarantor, and except as otherwise may be approved by Lender in accordance herewith, Borrower will not be, on or after the Closing Date, a party to any contract or agreement which restricts its right or ability to incur indebtedness or prohibits Borrower's execution of, or compliance with the terms of, this Agreement or the other Loan Documents. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided hereunder and except in favor of FINOVA with respect to the Permitted FINOVA Liens.

     6.15 Broker's Fees. Lender and Borrower represent to each other that neither of them has made any commitment or taken any action which could result in a claim for any broker's, finder's or other similar fees or commissions with respect to any of the transactions contemplated by this Agreement. Borrower agrees to indemnify Lender and save and hold Lender harmless from and against any and all claims of any Person for any broker's or finder's fee, commission, taxes or similar compensation or amount arising in connection with the Loan, and this indemnity shall include reasonable attorneys' fees and legal expenses.

     6.16 Deferred Compensation Plans. Borrower has no pension, profit sharing or other compensatory or similar plan (herein called a "Plan") providing for a program of deferred compensation for any employee or officer, with the exception of Borrower's profit sharing plan as is required under Mexican Labor Law (under which Borrower is not in default in payment of (i) any wages or salaries to its employees; or (ii) any assessments payable by Borrower under any Federal or state act). As provided under the comparable local and Federal Mexican laws, no fact or situation, including but not limited to, any "Reportable Event," as that term is defined in Section 4043 of the United States Federal Employee Retirement Income Security Act of 1974 as the same may be amended from time to time ("Pension Reform Act") exists or will exist in connection with any Plan of Borrower which might constitute grounds for termination of any Plan by any Mexican equivalent of the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee or the appropriate Mexican Court to administer any such Plan. As provided under the comparable local and Federal Mexican laws, no "Prohibited Transaction" within the meaning of Section 406 of the Pension Reform Act exists or will exist upon the execution and delivery of the Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. Borrower will (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in the Mexican equivalent of Sections 302 through 305 of the Pension Reform Act with respect to each of its Plans; (b) promptly, after the filing thereof, furnish to Lender copies of each annual report required to be filed pursuant to the Mexican equivalent of Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to the Mexican equivalent of said Section 103; (c) notify Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Mexican equivalent of the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee or appropriate Mexican Court to administer the Plan; and (d) notify Lender of any "Prohibited Transaction," as that term is defined in the Mexican equivalent of
Section 406 of the Pension Reform Act. Borrower will not (a) engage in any Prohibited Transaction; or (b) terminate any such Plan in a manner which could result in the imposition of a Lien on any asset of Borrower pursuant, to the Mexican equivalent of Section 4068 of the Pension Reform Act.

     6.17 Labor Relations. The employees of Borrower are not parties to any collective bargaining agreement with Borrower and, to the best of Borrower's knowledge, there are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization of which any employees of Borrower are members.

     6.18 Resorts.

          (a) Timeshare Plan. Each of the Resorts have been established, dedicated and to Borrower's knowledge, are and will remain, timeshare plans and projects in full compliance with all applicable laws and regulations, including without limitation, the Timeshare Act, and the Resort Property, all Units, all Improvements thereon, the Facilities, the Common Furnishings and all related real and personal property have been and will continue to be duly submitted to the provisions of the Declaration. Borrower will not amend the Timeshare Documents, specifically including the Declaration, in any material respect without the prior written approval of Lender, unless it is ordered mandatory by the appropriate Mexican governmental authorities upon prior written notice to Lender.

          (b) Access. The Resort Property (including all Units and Facilities) have direct access to publicly dedicated roads, and all roadways located on the Resort Property are subject to an access and use easement or other dedication or provision that benefits and will continue to benefit all Purchasers.

          (c) Utilities. Electric, gas, sanitary and stormwater sewer, telephone, water facilities and other necessary utilities are available and, to the best of Borrower's knowledge after diligent inquiry, there is sufficient capacity to service each of the Resorts and all Units,
     Facilities and Common Furnishings. Any easements necessary to the furnishing of such utility services have been obtained, duly recorded and inure to the benefit of the Resort Property.

          (d) Amenities. Each Purchaser of an Interval, for so long as he/she/they fulfill each and all of the obligations of Purchaser under the Note Receivable, the Interval Lease Contract and any and all other documents evidencing the purchase of said Purchaser's Interval, including without limitation, the obligation to pay assessments, has and will have access to and the full use and enjoyment of all of the Facilities, Common Furnishings and public utilities of the Resorts, all in accordance with the Declaration and the other Timeshare Documents.

          (e) Construction. All costs arising from Borrower's construction or acquisition of any Units and any other improvements and the purchase of any furniture, fixtures, equipment, inventory, furnishings or other personalty related to the Collateral hereunder have been paid or will be paid when due.

          (f) Sale of Intervals. The marketing, sale, offering for sale, rental, solicitation of Purchasers or, if applicable, lessees, and financing of Intervals by Borrower at the Resorts (i) do not constitute the sale, or the offering of sale, of securities subject to the registration or other requirements of the Securities Act of 1933, as amended, or any applicable United States or Mexican securities law; (ii) do not violate the Timeshare Act or any other statute, ordinance, rule or regulation of Mexico or any other state or jurisdiction in which a Purchaser resides or in which sales or solicitation activities occur; and (iii) do not violate any consumer credit or usury statute of Mexico, the United States or any other state or jurisdiction in which a Purchaser resides or in which sales or solicitation activities occur. All Interval marketing and sales activities are performed by Borrower (or by a sales and marketing organization, acceptable to Lender, contracted with or employed by Borrower), who is and shall remain properly licensed in accordance with Mexican and United States law and any other applicable laws. Borrower has registered each of the Resorts to permit Interval sales pursuant to applicable Mexican registration laws, and Borrower has complied with all laws of these jurisdictions governing its conduct. Before Borrower markets, offers for sale or sells Intervals in any other jurisdictions, Borrower will promptly notify Lender and provide Lender with evidence satisfactory to Lender that Borrower has complied with all laws of such jurisdiction governing its proposed conduct. Notwithstanding anything to the contrary provided in this Section 6.18(f), the laws of the United States concerning the sale of Intervals shall be applicable only at such possible time as Borrower markets or sells Intervals within the borders of the United States.

          (g) Tangible Property. Except for specific items which may be owned by independent contractors, the machinery, equipment, fixtures, tools and supplies used in connection with the Resorts, including without limitation, with respect to the operations and maintenance of the Facilities and Common Furnishings, are owned by the Borrower or by the Land Trustee on behalf of Borrower.

          (h) Units at the Resorts. The Resorts presently includes aggregate of four hundred two (402) timeshare Units which are part of the Resorts, with sixty-nine (69) Units located at the Resort in Cancun, Mexico, two hundred three (203) Units located at the Resort in Puerto Vallarta, Mexico, and one hundred thirty (130) Units located at the Resort in Los Cabos, Mexico. Each Unit is fully furnished and ready for use and occupancy by Purchasers. All Common Furnishings (including appliances) within Units in which Borrower has sold Intervals have been fully paid for and are free and clear of any liens or other interests of any third party (subject to the Permitted FINOVA Liens), including any lessor or other lender.

          (i) Assessments. As the operator of the Resorts, the Borrower levies annual assessments to cover the costs of maintaining and operating the Resorts. The currently levied assessments upon Purchasers will be adequate to cover the reasonably foreseeable costs of maintaining and operating the Resorts and to establish and maintain a reasonable reserve for deferred maintenance and capital improvements. There are no events which currently exist or could reasonably be foreseen by Borrower which could give rise to a material increase in such costs. Borrower shall maintain the reserves described above.

     6.19 Timeshare Documents and Reports. The Borrower has furnished to the Lender true and correct copies of the Timeshare Documents listed on Exhibit D hereto which consist of all those placed on file by the Borrower with the applicable Mexico regulatory authorities or any other appropriate federal, state or local regulatory or recording agencies, offices or departments, if required. All such filings and/or recordations and all joinders and consents, necessary in order to establish the plan with respect to the Unsold Intervals and Encumbered Intervals, including, without limitation, the Units, Intervals, and all appurtenant Facilities, Common Furnishings, and all related use and access rights have been made or obtained, and all statutes, ordinances, rules and regulations, and all agreements or arrangements in connection therewith have been complied with.

     6.20 Operating Contracts. The contracts, agreements and arrangements listed and described in Exhibit G comprise all of the agreements and arrangements relating to the operation of the Resorts to which Borrower is a party or in which Borrower holds any interest in and which in any way relate to the use, occupancy, maintenance or enjoyment of the Unsold Intervals or the Encumbered Intervals, including, without limitation, with respect to utilities, maintenance, management, services, marketing and sales (collectively, the "Operating Contracts"). All of the Operating Contracts are and shall (unless Lender shall otherwise consent in advance in writing) remain unmodified, in full force and effect, and free and clear of any Lien except the Lien in favor of FINOVA.

     6.21 Architectural and Environmental Control. All Units, Facilities, Common Furnishings and other real or personal property at, upon or appurtenant to the Resorts are and will continue to be in compliance with the design, use, architectural and environmental control provisions, if any, set forth in the Timeshare Documents.

     6.22  Tax  Identification/Social   Security  Numbers.  The  Borrower's  and
Guarantor's respective federal taxpayer's identification numbers, or social security numbers, are as follows:

                  Borrower:         Not Applicable

                  Guarantor:        76-0549149

     6.23 Improvements.

          (a) Zoning Ordinances and Similar Laws. The Improvements and the use of each of the Resorts has been approved by all appropriate governmental and quasi-governmental authorities (if any), and accordingly, comply and will continue to comply with all applicable United States and Mexican governmental and quasi-governmental statutes, ordinances, rules, regulations and standard requirements, including, but not limited to, any Mexican equivalent of the United States Federal Fair Housing Act of 1968, as amended, and any Mexican equivalent of the United States Federal Americans with Disabilities Act of 1990.

          (b) Availability of Utilities. All utility services necessary for the operation of the Resorts have been available in the past and, to the best of Borrower's knowledge after diligent inquiry, all utility services necessary for the operation of the Improvements for their intended purposes shall continue to be available, including water supply, storm and sanitary sewer facilities, electric and telephone facilities.

          (c) Condition of Resorts. The Resorts are not now damaged as a result of any fire, explosion, accident, flood or other casualty.

          (d) Access. The rights-of-way for all roads necessary for the full utilization of each of the Resorts, for its intended purposes, have either been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by such governmental authority, and all such roads shall have been completed, or all necessary steps shall have been taken by Borrower and such governmental authority to assure the complete construction and installation thereof prior to the date upon which access to the Resorts via such road will be reasonably necessary. All curb cuts and traffic signals, if any, are existing or have been fully approved by all necessary governmental authorities.

     6.24 Continuation and Investigation. The representations and warranties contained herein shall be and remain true and correct so long as any of Borrower's Obligations hereunder have not been fully satisfied, or so long as any part of the Loan shall remain outstanding, and each request by Borrower for an Advance under the Loan shall constitute an affirmation that all of the foregoing representations and warranties remain true and correct as of the date thereof. All representations, warranties, covenants and agreements made herein or in any certificate or other document delivered to Lender by or on behalf of Borrower, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter conducted by or on behalf of Lender and shall survive the making of any or all Advances and payments contemplated hereby.

     6.25 Exchange Control. Borrower is in compliance with all applicable United States and Mexican exchange control statutes and regulations, and has paid all fees required thereunder.

     6.26 Year 2000.

          (a) Year 2000 Compliant. Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999, including, without limitation, the function of completing reservations at the Resorts) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and for those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of the Borrower.

          (b) Suppliers, Vendors, Subsidiaries and Affiliates. Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

          (c) Notice. Borrower will promptly notify Lender in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.


     6.27 FINOVA Loan and the Indenture. The execution, delivery and performance of this Agreement does not and will not violate any provision of law or administrative regulation, any order of any court or other agency of government, any provision of any indenture, agreement or other instrument to which Borrower or Guarantor is a party (specifically including the FINOVA Loan Agreement, the Indenture and the Mirror Notes), or by which Borrower or Guarantor or any of the

Borrower's or Guarantor's properties or assets are bound, and is not and will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument (specifically including the FINOVA Loan Agreement, the Indenture and the Mirror Notes), and is not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower or Guarantor except as expressly provided in this Agreement. Neither Borrower nor Guarantor is in default in any material respect under any agreement or other instrument to which it is a party or by which it may be bound, specifically including the FINOVA Loan Agreement, the Indenture and the Mirror Notes. The Loan is "Permitted Debt", as such term is defined in Section 4.09(b) of the Indenture. As provided in the Guaranty, Guarantor covenants with Lender that (a) as and when required by the Indenture, the Guarantor shall cause the Issuers (as such term is defined in the Indenture) to supply the Lender with true and complete copies of all reports, certifications, notices or demands given by the Issuers under the Indenture (including, but not limiting the generality of the foregoing, materials required by Sections 4.03, 4.04, 4.21, 7.06, and Article 8 of the Indenture) and (b) it will not amend or modify the Indenture without the prior written consent of Lender and any such amendment or modification to the Indenture made without the prior written consent of Lender shall not be binding upon Lender. As provided in the Guaranty, Guarantor further agrees to cause Issuers to promptly (but in any event within three (3) days after Issuer's receipt of same) supply Lender with a true and complete copy of any notice sent to Issuers under Section 6.01 of the Indenture, or any other notice alleging a default by the Issuer under the Indenture.


Section 7. COVENANTS.

     7.1 Affirmative Covenants. So long as any portion of the Obligations remains unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

          (a) Payment and Performance of Obligations. Borrower shall repay all of the Loan and all related amounts when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations, including without limitation, all covenants, agreements, terms, conditions and limitations contained in the Loan Documents, and will do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default hereunder; and, pursuant to Section
     12.23 of this Agreement, Borrower will maintain an office or agency in the State of Texas where notices, presentations and demands with respect to the Loan Documents may be made upon Borrower, such address being: c/o Raintree Resorts International, Inc., 10000 Memorial Drive, Suite 480, Houston, Texas 77024. The books and records of Borrower shall be maintained at the Resorts until such time as Borrower shall notify Lender, in writing, of any change of location of such office or agency.

          (b) Maintenance of Existence, Qualification and Assets. Borrower shall at all times (i) maintain its legal existence, (ii) maintain its qualification, where required, to transact business in good standing in Mexico and in any other jurisdiction where it conducts business in connection with the Resorts, and (iii) comply or cause compliance with all applicable statutes, ordinances, rules and regulations applicable to the Unsold Intervals or the Encumbered Intervals, Borrower or its business, including, without limitation, the Timeshare Act and all other applicable timeshare and consumer protection acts and regulations.

          (c) Consolidation and Merger. Unless Borrower shall have first obtained Lender's prior written approval, which may be granted, withheld or conditioned in Lender's sole discretion, Borrower will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, provided, however, that the foregoing restriction shall not apply to Borrower if one or more of the Persons constituting Borrower is consolidated with or merged into another entity controlled directly or indirectly by Guarantor and such resulting entity has a net worth not less than that of the consolidated or merged entity.

          (d) Maintenance of Insurance. Borrower shall maintain at all times during the term of this Agreement, policies of insurance with premiums therefor being paid when due, and shall deliver to Lender certified copies of insurance policies issued by insurance companies (together with paid premium invoices in respect thereof), in amounts, in form and in substance, and with expiration dates, all acceptable to Lender and containing waivers of subrogation rights by the insuring company, non-contributory standard mortgagee benefit clauses or their equivalents and mortgagee loss payable endorsements in favor of and satisfactory to Lender and breach of warranty coverage, providing the following types of insurance on and with respect to Borrower and each of the Resorts:

               (i) As to all the Improvements that have already been completed as of the date hereof, "All Risk Special Form" insurance coverage (including fire, lightning, hurricane, tornado, wind and water damage, earthquake, vandalism and malicious mischief coverage) covering all real and personal property which comprise the Resorts, in an amount not less than the full replacement value of such improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to Lender, breach of warranty coverage, replacement cost endorsements satisfactory to Lender, and shall not permit co-insurance. All insurance shall specifically cover architect and engineering fees necessary to repair or replace any insured portion of the Resorts and shall cover debris removal;

               (ii) Public liability and property damage insurance covering the Resorts in amounts and on terms satisfactory to Lender;

               (iii) Such other insurance on the Resorts or any replacements or substitutions therefor, including, without limitation, rent loss, business interruption, flood insurance (if any of the Resorts are or become located in an area which is considered a flood risk by any Mexican equivalent of the U.S. Federal Emergency Management Agency, pursuant to the National Flood Insurance program or pursuant to Mexican programs), in such amounts and upon such terms as may from time to time be reasonably required by Lender; and

               Lender shall expressly be named an insured and loss payee in each insurance policy described in this Section 7.1(d). To the extent any "institutional mortgagee," "institutional lender" or "mortgagee" (as defined or used in the Declaration or the remaining Timeshare Documents) other than Lender has any rights to approve the form of insurance policies with respect to the Resorts, the amounts of coverage thereunder, the insurers under such policies or the designation of an attorney-in-fact for purposes of dealing with damage to any part of the Resorts or insurance claims or matters related thereto or any successor to such attorney-in-fact or any changes with respect to any of the foregoing, Borrower shall take all steps as may be necessary to ensure that Lender shall at all times have a co-equal right with such other "institutional mortgagee," "institutional lender" or other "mortgagee" (including, without limitation, Borrower or any third-party lender), to approve all such matters and any proposed changes in respect thereof; and Borrower shall not cause, and shall use its best efforts to prohibit, any changes with respect to any insurance policies, insurers, coverage, attorney-in-fact or insurance trustees, if any, without Lender's prior written approval.

               Subject to the provisions of the Intercreditor Agreement, in the event of any insured loss or claim with respect to all or any portion of the Resorts, the Unsold Intervals, the Encumbered Intervals or any Units which relate to such Intervals, Borrower shall apply all proceeds of such insurance policies in a manner consistent with the Timeshare Documents, the Timeshare Act and all other applicable statutes, ordinances, rules and regulations.

               All insurance policies required pursuant to this Agreement (or the Timeshare Documents or the Timeshare Act) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified or terminated without at least thirty (30) days prior written notice to Lender and contain a provision affirming Lender's rights and benefits thereunder despite any violation of the applicable policy terms by Borrower or any other Person. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this
          Section  7.1(d),  a renewal or  replacement  thereof  satisfactory  to

          Lender shall be delivered to Lender. Borrower shall deliver to Lender receipts evidencing the payment of all premiums for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security for the Obligations. In the event that Borrower shall fail to make all required premium payments for all such insurance policies at least thirty (30) days prior to the expiration date of each policy maintained pursuant to Section 7.1(d), Borrower shall immediately notify Lender in writing of such failure to timely pay the required insurance premiums. Borrower shall have thirty (30) days from receipt of a written request from Lender to cause the required insurance premiums to be paid. If the required insurance premiums are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such required insurance premiums on behalf of Borrower, in which case Borrower shall pay Lender interest at the Default Rate for any amounts so advanced until such sums are repaid to Lender. Lender may also, in its sole discretion, in the event the required insurance premiums are not paid when due, establish an insurance escrow account from which Lender may make insurance payments on behalf of Borrower when insurance premiums shall become due. If the required insurance premiums are not paid as required and Lender elects not to pay such insurance premiums or establish an escrow account for payment thereof, such failure shall constitute an Event of Default hereunder.

               In the event of any fire or other  casualty to or with respect to all or any portion of the Resorts, Borrower covenants that it shall promptly restore, repair or replace the damaged portion(s) of the Resorts and repair or replace any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the real and personal property comprising the Resorts, in accordance with the terms of the Timeshare Documents, the Timeshare Act and all other applicable statutes, ordinances, rules and regulations. The insufficiency of any net insurance proceeds shall in no way relieve Borrower of its obligations as set forth herein. Borrower covenants that it shall comply promptly and cause compliance with the provisions of the Declaration and the other Timeshare Documents, and of the Timeshare Act and all other applicable statutes, ordinances, rules and regulations relating to such restoration, repair or replacement. In Lender's sole discretion (but subject to the terms of the Intercreditor Agreement), all insurance proceeds payable to or received by Lender pursuant to the Declaration or the applicable insurance policies may be applied to the payment of the Obligations, whether or not due and in whatever order Lender elects, consistent with the terms of the applicable insurance policy and the Declaration.

               Borrower shall in good faith cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Borrower or Lender in connection with the transactions contemplated hereby and in paying any Obligation (including the payment by Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Resorts).

          (e) Maintenance of Security. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and all supplements and amendments thereto, and take such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable and perfected first priority liens and security interests (subject to the Permitted FINOVA Liens), all Liens and security interests in the Collateral granted to Lender to secure the Obligations. Borrower shall not grant extensions of time for the payment of, or compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Collateral or any instrument, chattel paper or document representing the Collateral.

          (f) Payment of Taxes and Claims. Borrower shall pay, when due, all taxes imposed on or with respect to the Loan or any of the Loan Documents, the Collateral, the Unsold Intervals, the Encumbered Intervals or on or with respect to Borrower or any income, property or profits of Borrower and shall pay all other charges and assessments against Borrower, the Collateral, the Unsold Intervals and the Encumbered Intervals before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. Borrower covenants that Borrower shall pay when due, all taxes imposed upon each of the Resorts, or any of its assets or with respect to any of its franchises, businesses, income or profits. Borrower shall make good faith inquiry on a regular basis to determine if the required taxes have been paid. Borrower shall immediately notify Lender in writing of any failure to timely pay all taxes when due. In the event that Lender determines (through notice from Borrower or otherwise) that such taxes have not been paid when due, Borrower shall have thirty (30) days from receipt of a written request for payment from Lender to cause the required taxes with respect to the Resorts to be paid. If such required taxes (and any applicable late charges, etc.) are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such taxes on behalf of Borrower, in which case Borrower shall pay Lender interest at the Default Rate for any sums so advanced until such sums are repaid to Lender; Lender may also, in its discretion (but subject to the terms of the Intercreditor Agreement), in the event the required taxes with respect to each of the Resorts are not paid when due, establish a tax escrow account from which Lender may, make tax payments on behalf of Borrower when taxes shall become due. In the event Lender elects not to pay the required taxes or establish a tax escrow account, and the required taxes for the Resorts are not paid as set forth above, such failure shall constitute an Event of Default hereunder. Borrower shall pay, where applicable, all other charges and assessments levied against Borrower, the Collateral or the Resorts before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for amounts which have become due and payable. Except for the Liens in favor of Lender granted pursuant to the Loan Documents, and except as otherwise specifically provided for herein, Borrower covenants that in the event that any statutory or other Liens whatsoever (including, without limitation, mechanics', materialmen's, judgment or tax liens) attach to any of the Collateral (except for the Permitted Liens and Encumbrances which include, without limitation, the lien for taxes not yet due and payable), Borrower shall, within thirty (30) days after any such Lien attaches, either (i) cause such Lien to be released of record; or (ii) provide Lender with a bond in accordance with the applicable laws of Mexico, issued by a corporate surety acceptable to Lender, in an amount and form acceptable to Lender.

          (g) Inspections. Borrower shall, at any time, and from time to time, upon reasonable notice and at the expense of Borrower, including but not limited to the reasonable travel expenses of Lender's agents, permit Lender or its agents or representatives to inspect each of the Resorts, the Collateral and any of Borrower's, Guarantor's, any Material Party's, or Lockbox Agent's assets, including, but not limited to, all documents, bank statements, and other records within Borrower's possession, custody or control, and to examine and make copies of and abstracts from such materials and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent certified public accountants (and by this provision, Borrower authorizes said accountants to discuss with Lender, its agents or representatives, the affairs, finances and accounts of Borrower). Lender agrees to use reasonable efforts not to unreasonably interfere with Borrower's business operations in connection with any such inspections. Without limiting the foregoing, Lender shall have the right to make such credit investigations as Lender may deem appropriate in connection with its review of Notes Receivable pledged or to be pledged to Lender, and Borrower shall make available to Lender all credit information in Borrower's possession or under its control or to which it may have access, with respect to Purchasers or other obligors under such Notes Receivable as Lender may request.

          (h) Reporting Requirements. So long as any portion of the Obligations remains unsatisfied, Borrower shall furnish (or use its best efforts to cause to be furnished, as the case may be) to Lender, in each case certified in writing by Borrower and the Guarantor as true and correct , the following:

               (i) Monthly Financial Reports. As soon as available and in any event within ten (10) days after the end of each calendar month, a report showing (i) the trial balance of the Pledged Notes Receivable;
          (ii) a current aging report on the Pledged Notes Receivable; (iii) a report detailing the collections on each of the Pledged Notes Receivable; (iv) a delinquency report on all Pledged Notes Receivable;
          (v) a Borrowing Base report; (vi) monthly reports from the Lockbox Agent required pursuant to the Lockbox Agreement; and (vii) monthly reports from the Servicing Agent required pursuant to the Servicing Agreement;

               (ii) Quarterly Financial Reports. As soon as available and in any event within forty-five (45) days following the end of each calendar quarter, unaudited statements of income and expense of Borrower and for each of the Resorts for the preceding quarterly period in question and balance sheets of Borrower and for the Resorts as of the last day of such preceding calendar quarter, all in such detail and scope as may be reasonably required by Lender, prepared in accordance with GAAP and on a basis consistent with prior accounting periods and certified as true and correct by Borrower's chief financial officer, as appropriate;

               (iii) Annual Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year as may be applicable with respect to Borrower and the Resorts (a "Fiscal Year"), statements of income and expense of Borrower and of the Resorts for the annual period ended as of the end of such Fiscal Year, and balance sheets of Borrower and of the Resorts as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by Lender and prepared and reviewed by an independent certified Mexican public accounting firm acceptable to Lender in accordance with GAAP and on a basis consistent with prior accounting periods. Each annual financial statement of Borrower and of the Resorts shall be certified by Borrower and the Guarantor to be true, correct and complete, and shall otherwise be in form acceptable to Lender;

               (iv) Guarantor's Financial Statements. Contemporaneously with Borrower's submission to Lender of the annual financial reports described in SubSection (iii) immediately above, Guarantor shall deliver to Lender its Financial Statements. The Guarantor's Financial Statements shall be in such detail and scope as may reasonably be required by Lender and prepared by an independent certified public accounting firm acceptable to Lender in accordance with GAAP on a basis consistent with prior accounting periods. The Guarantor's Financial Statements shall be dated as of the end of the immediately preceding calendar year or fiscal year as applicable to each such Guarantor and shall be certified as being true, correct and complete by each such Guarantor;

               (v) Officer's Certificate. Each set of annual Financial Statements or reports delivered to the Lender pursuant to Sections 7.1(h)(i), (ii) (iii) and (iv) of this Agreement shall be accompanied by a certificate of the President or the Treasurer of Borrower in the form attached hereto as Exhibit H, setting forth that the signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of Borrower from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto;

               (vi) Sales Reports. Within ten (10) days after the end of each month and each Fiscal Year quarter ("Fiscal Quarter"), and within ninety (90) days after the end of each Fiscal Year, Borrower shall deliver to Lender, monthly, quarterly and annually, as appropriate, a monthly, quarterly or annual sales report, detailing the sales of all Unsold Intervals and Encumbered Intervals for the period covered thereby, together with all Interval sales made by Borrower which have been canceled during such period. Such monthly and quarterly reports shall be certified by Borrower, and such annual reports shall be certified by Borrower and the Guarantor to be true, correct and complete and otherwise in a form approved by Lender;

               (vii) Audit Reports. Within thirty (30) days of receipt thereof by Borrower, one (1) copy of each other report submitted to Borrower by independent public accountants or other Persons in connection with any annual, interim or special audit made by them of the books of Borrower;

               (viii) Notice of Default or Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;

               (ix) Notice of Claimed Default. Immediately upon becoming aware that the holder of any material obligation or of any evidence of material indebtedness of Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower is taking or proposes to take with respect thereto;

               (x) Material  Adverse  Developments.  Immediately  upon  becoming aware of any claim, action, proceeding, development or other information which may materially and adversely affect Borrower, the Guarantor, any of the Collateral, all or any portion of one or more of the Resorts, or the business, prospects, profits or condition (financial or otherwise) of Borrower, an event of default under the FINOVA Loan, the Indenture or the Mirror Notes or a fact or circumstance which, upon the lapse of time, will lead to an event of default under the FINOVA Loan, the Indenture or the Mirror Notes, or the ability of Borrower to perform its Obligations under the Agreement, Borrower shall provide Lender with telephonic or telegraphic notice, followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof;

               (xi) Other Information. Borrower will promptly deliver to Lender any other information related to the Loan, the Collateral, the Resorts, Borrower or the Guarantor as Lender may in good faith request including, without limitation, annually, federal call reports relating to Lockbox Agent, if any. In addition, concurrently with the financial statements described in Section 7.1(h) above, Borrower and the Guarantor shall cause to be furnished to Lender the Financial Statements as described and provided in the Guaranty from time to time;

               (xii) Hazardous Materials. Borrower shall promptly notify Lender of any change in the nature or extent of any Hazardous Materials maintained on, or under the Resort Property or used in connection therewith, and will deliver to Lender copies of any citation, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials, or other environmentally regulated substances affecting any of the Resorts. Lender shall have the right to require Borrower to periodically perform (at Borrower's expense) an environmental audit and, if deemed reasonably necessary by Lender, an environmental risk assessment, each of which must be satisfactory to Lender, in its sole discretion, of the Resort Property. Such audit and/or risk assessment must be conducted by a licensed environmental consultant. All costs and expenses incurred by Lender in the exercise of such rights shall bear interest at the Default Rate set forth in the Note until paid, shall be secured by the Collateral and shall be payable by Borrower upon demand or charged to Borrower's Loan balance in the discretion of Lender;

               (xiii) Quarterly Purchaser Reports. As soon as available and in any event within forty-five (45) days following the end of each calendar quarter, an updated listing of the name, address, and phone number of the consumer obligor(s) for each Note Receivable which has been pledged and assigned to Lender pursuant to the terms of this Agreement.

          (i) Records. Borrower shall keep adequate records and books of account in accordance with GAAP reflecting all financial transactions of Borrower with respect to the Resort. In addition, Borrower shall keep, and shall promptly deliver to Lender upon Lender's request therefor, complete, timely and accurate records of all sales of Intervals and all payments made with respect to Pledged Notes Receivable.

          (j) Marketing and Management. Borrower and the Guarantor shall use their best efforts to keep, Borrower or a sales and marketing organization contracted with or employed by Borrower, engaged in the active marketing and sales of the Resorts, and Starwood Cancun, S. de R.L. de C.V., Starwood Los Cabos, S. de R.L. de C.V., and Starwood Puerto Vallarta, S. de R.L. de C.V., engaged in the management of the Resorts so that each of these companies continues to perform duties substantially similar to those presently performed, as provided in the marketing, sales and management agreement relating to the Resorts. In the event of the resignation or termination of any of the respective entities referenced herein, Borrower and the Guarantor shall use their best efforts to engage or cause to be engaged within three (3) months after the date of any such event, as marketing and sales agent or manager of the Resorts, a Person or Persons who have substantially equivalent experience, background and demonstrated ability to perform services, in accordance with new marketing and management agreements, respectively, performed at the time of the Closing Date by the above-referenced companies. Lender shall provide Borrower with its prior written consent to any change in the above-referenced entities.

          (k) Employee Deductions. Borrower shall furnish to Lender, within forty-five (45) days after the expiration of each calendar quarter, proof satisfactory to Lender that Borrower's obligations to make all required employee deductions or withholdings at source for income tax, contributions to the Mexican Social Security Institute, Borrower's pension plan under Mexican Labor Law and, if applicable, unemployment insurance have been satisfied.

          (l) Operating Contracts. No Operating Contract to which Borrower is a party or as to which Borrower's consent or joinder is required, shall be modified, extended, terminated by Borrower or entered into, without the prior written approval of Lender.

          (m) Guarantor. Absent the prior written consent of Lender, which may be granted or withheld in Lender's sole discretion, Guarantor, through certain subsidiaries in which Guarantor holds a majority ownership interest (as set forth in Exhibit I attached hereto), shall, subject to the terms of
     Section 7.1(c) hereof, continue to own a majority ownership interest in each of the Borrower entities. Borrower shall not enter into proxies, voting trusts, shareholders agreements or similar arrangements for the purpose of vesting voting rights, authority or discretion in any other Person.

          (n) Notices. Borrower shall notify Lender within five (5) Business Days of the occurrence of any event (i) as a result of which any representation or warranty of Borrower contained in any Loan Documents would be incorrect or materially misleading if made at that time; or (ii) as a result of which Borrower is not in full compliance with all of its covenants and agreements contained in this Agreement or any Loan Document; or (iii) which constitutes or, with the passage of time, notice or a determination by Lender would constitute, an Event of Default.

          (o) Maintenance. Borrower shall use its best efforts to maintain, or cause to be maintained, each of the Resorts in good repair, working order and condition and to make all necessary replacements and improvements to the Resorts so that the value and operating efficiency of the Resorts will be maintained at all times and so that the Resorts remains in compliance in all respects with the Timeshare Act, the Timeshare Documents and all other applicable statutes, ordinances, rules and regulations.

          (p) Claims. Upon receiving notice thereof, Borrower shall promptly notify Lender of any claim, action or proceeding affecting any of the Resorts or the Collateral, or any part thereof, or any of the security interests or rights granted in favor of Lender hereunder or under any of the other Loan Documents. At the request of Lender, Borrower shall appear in and defend in favor of Lender, at Borrower's sole expense, with regard to any such claim, action or proceeding which might materially adversely affect the value of all or any part of the Collateral or the rights and remedies of Lender under this Agreement or any of the other Loan Documents.

          (q) Registration and Regulations.

               (i) Local Legal Compliance. The Borrower will comply, and will use its best efforts to cause each of the Resorts to comply, with all applicable servitudes, restrictive covenants, all applicable planning, zoning and land use ordinances and building codes, all applicable health and Environmental Laws and regulations, and all other applicable statutes, ordinances, rules, regulations, court orders, agreements and arrangements. All inspections, licenses and permits required to be made or issued with respect to the buildings and other improvements in which the Units related to the Unsold Intervals and the Encumbered Intervals are located have been made or issued by the appropriate governmental authorities, and the use and occupancy of such buildings for their intended purposes is lawful under all applicable statutes, ordinances, rules and regulations. Final certificates of occupancy have been issued and are currently in effect for all completed Units. The timeshare use and occupancy of Unsold or Encumbered Intervals will not violate or constitute a non-conforming use under any private covenant or restriction or any zoning, use or similar statutes, ordinances, rules or regulations affecting the use or occupancy of the such Unsold Intervals. All inspections, licenses and certificates required to be made or issued with respect to any buildings, improvements or amenities which are related to the Unsold Intervals or the Encumbered Intervals and with respect to the use or occupancy thereof, including but not limited to certificates of occupancy, have been made or issued by the appropriate authorities and the use or occupancy of all such buildings, improvements and amenities for their respective intended purposes are lawful under all applicable statutes, ordinances, rules, and regulations;

               (ii) Registration Compliance. Borrower shall at all times maintain or cause to be maintained all necessary registrations, current filings, consents, franchises, approvals, and exemption certificates, and Borrower will make or pay, or cause to be made or paid, all registrations, declarations or fees with the applicable Mexican regulatory authorities and any other governmental agencies or departments thereof, whether in Mexico or another jurisdiction, required in connection with the Unsold Intervals and Encumbered Intervals and the occupancy, use and operation thereof, the incorporation of Units into the timeshare plan established pursuant to the Declaration and the other Timeshare Documents, and the sale, advertising, marketing, and offering for sale of Unsold Intervals and Encumbered Intervals. All such registrations, filings and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to the Lender upon request. Borrower shall advise Lender of any material changes with respect to its marketing or sales programs in any jurisdiction, including jurisdictions other than Mexico, and at Lender's request from time to time, Borrower shall deliver to Lender
          (A) written statements by the applicable governmental authorities, in form reasonably acceptable to Lender stating that no registration is necessary for the sale of Intervals in the particular state; (B) an opinion of counsel in form reasonably acceptable to Lender and rendered by counsel reasonably acceptable to Lender, stating that no such registration is necessary; or (C) such other evidence of compliance with applicable laws as Lender may require; and

               (iii) Other Compliance. The Borrower will continue to comply, in all material respects, with all statutes, ordinances, rules and regulations of the United States (at such possible time as Borrower markets or sells Intervals in the Resorts within the borders of the United States), Mexico, and any other applicable federal, state and local statutes, ordinances, rules and regulations including, to the extent applicable, but not limited to: (A) the Land Sales Full Disclosure Act; (B) the Condominium Act; (C) Regulation Z of the Federal Reserve Board; (D) the Equal Credit Opportunity Act; (E) Regulation B of the Federal Reserve Board; (F) the Federal Trade Commission's 3-day cooling-off rule for Door-to-Door Sales; (G)
          Section 5 of the Federal Trade Commission Act; (H) ILSA; (I) the federal postal laws; (J) all applicable state and federal securities laws; (K) all applicable usury laws; (L) all applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (M) all applicable real estate sales licensing, disclosure, reporting and escrow laws; (N) the ADA; (O) RESPA; (P) all amendments to and rules and regulations promulgated under the foregoing acts or laws; (Q) all other applicable federal statutes and the rules and regulations promulgated thereunder; and (R) any Mexican law, statute, rule or regulation, or the law of any other jurisdiction (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Collateral, or the sale, offering for sale, marketing or financing of Intervals.

          (r) Other Documents. Borrower will maintain to the satisfaction of Lender, and make available to Lender, accurate and complete files relating to the Encumbered Intervals, the Pledged Notes Receivable, and all of the other Collateral, and such files will contain true copies of each Pledged Note Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Notes Receivable and all collection information and correspondence relating thereto.

          (s) Further Assurances. Borrower will execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith, may be necessary or appropriate to more effectively evidence or secure, and to ensure the performance of, the Obligations. In addition, Borrower shall deliver to Lender from time to time, upon request by Lender, such documents, instruments and other matters or items as Lender may reasonably require to evidence Borrower's compliance with the covenants set forth in this Section 7.1.

          (t) Utilities. Borrower will use its best efforts to ensure that the manager of each of the Resorts will cause electric, gas, sanitary and stormwater sewer, water facilities, drainage facilities, solid waste disposal, telephone and other necessary utilities to be available to the Resorts in sufficient capacity to service the Resorts, including all Units, Facilities and Common Furnishings.

          (u) Amenities. Borrower will use its best efforts to ensure that the manager of each of the Resorts will cause the Resorts to be maintained in good condition and repair, and in accordance with the provisions of the applicable Timeshare Documents, and Borrower will use its best efforts to cause each Purchaser of an Unsold Interval or Encumbered Interval at the Resorts to have continuing access to, and the use of during the period of any occupancy of the Units, all of the Facilities, Common Furnishings and related or appurtenant services, rights and benefits, all as provided in the Declaration and the other Timeshare Documents.

          (v) Expenses and Closing Fees. Whether or not the transactions contemplated hereunder are consummated, Borrower shall pay all expenses of Lender relating to negotiating, preparing, documenting, closing and enforcing this Agreement and the other Loan Documents, including, but not limited to:

               (i)  the  cost  of  preparing,   reproducing   and  binding  this
          Agreement, the other Loan Documents and all exhibits and schedules thereto;

               (ii) the fees and disbursements of Lender's and Borrower's counsel;

               (iii) Lender's out-of-pocket expenses;

               (iv) all fees and expenses (including fees and expenses of Lender's counsel) relating to any amendments, waivers, consents or subsequent closings or other transactions pursuant to the provisions hereof;

               (v) all costs, outlays, legal fees and expenses of every kind and character had or incurred in: (A) the interpretation or enforcement of any of the provisions of, or the creation, preservation or exercise of rights and remedies under, any of the Loan Documents including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against the Lender arising out of this transaction or the protection of the Collateral securing the Loan or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by the Lender with respect to the Obligations, and any and all appeals thereof; and (C) the advancement of any expenses provided for under any of the Loan Documents;

               (vi) all expenses relating to the maintenance and administration of the Lockbox and Lockbox Account by the Lockbox Agent and all fees and expenses of the Servicing Agent and any escrow by any title insurance company, any Mexican Notary, or any other escrow agent;

               (vii) the custodial fees payable to Lender with respect to the original Pledged Notes Receivable and related Collateral;

               (viii) all costs and expenses incurred by Lender under the Note, and all late charges payable under the Note; and

               (ix) all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, both Borrower's and Lender's attorneys' fees, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of Lender to conduct inspections or audits. Without limiting any of the foregoing, Borrower shall pay the costs of UCC (or Mexican equivalent) and other searches, UCC (or Mexican equivalent) and other Loan Document recording and filing fees and applicable taxes and premiums on each mortgagee policy of title insurance delivered to Lender pursuant to this Agreement.


          (w) Indemnification of Lender. In addition to (and not in lieu of) any other provisions of any Loan Document providing for indemnification in favor of Lender, Borrower hereby defends, indemnifies and holds harmless Lender, its subsidiaries, Affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors and assigns of any or all of them (hereinafter collectively the "Indemnified Lender Parties"), from and against, and agrees promptly to pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs and expenses (including without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way related or attributable to: (i) this Agreement, the other Loan Documents, the Commitment or the Collateral; (ii) the transactions contemplated under any of the Loan Documents or any of the Timeshare Documents, including without limitation, those in any way relating to or arising out of the violation of any applicable United States or Mexican federal, state or local statutes, ordinances, rules or regulations; (iii) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation or warranty of the
     Borrower contained in this Agreement or any of the Loan Documents (including without limitation any certification of the Borrower delivered to the Lender; (iv) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible or transfer taxes, and any and all fees or charges, including, without limitation, those arising under the Timeshare Act, which may at any time arise or become due prior to the payment, performance and discharge in full of the Obligations; (v) the breach of any representation or warranty as set forth herein regarding any Environmental Laws; (vi) the failure of Borrower to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws; (vii) the use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about any of the Resorts of any Hazardous Materials in violation of applicable Environmental Laws;
     (viii) the removal or remediation of any Hazardous Materials from any of the Resorts required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by Lender; (ix) claims asserted by any Person (including, without limitation, any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator or administrative board [hereinafter collectively, a "Governmental Agency"]), in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under or affecting any of the Resorts; (x) the violation or claimed violation of any Environmental Laws in regard to any of the Resorts; or (xi) the preparation of an environmental audit or report on the Resorts not to exceed one (1) per calendar year and premised upon the Lender's reasonable belief of the existence of a violation of Environmental Laws, whether conducted by Lender, Borrower or a third party, or the implementation of environmental audit recommendations. Such indemnification shall not give Borrower or the Guarantor any right to participate in the selection of counsel for Lender or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. Lender agrees to give Borrower written notice of the assertion of any claim or the commencement of any action or lawsuit covered by this Section. It is the express intention of the parties hereto that the indemnity provided for in this Section, as well as the disclaimers of liability referred to in this Agreement, are intended to and shall protect and indemnify Lender from the consequences of Lender's own negligence, whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement but not from the consequences of Lender's own gross negligence or willful misconduct. The provisions of this Section shall survive the full payment, performance and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect.

          (x) No Amounts Due. Borrower shall deliver a statement to Lender at the end of each calendar year, commencing in the present calendar year and continuing throughout the Term of the Loan, indicating any amounts due and payable to Borrower from the Guarantor or any Affiliate of Borrower and further indicating that all taxes and insurance premiums payable by the Borrower have been paid when due. Borrower hereby covenants that, as of the date of this Agreement, except as set forth on the financial statements heretofore delivered by Borrower to Lender, no amounts are due and payable to the Borrower from the Guarantor or any Affiliate of Borrower. Borrower agrees to submit annually to Lender, within thirty (30) days after it is available, the proposed annual maintenance and operating budget of each of the Resorts, certified by the manager thereof.

          (y) Loan Servicing. The Servicing Agent and Servicing Agreement shall be in form and content satisfactory to Lender and shall be reasonably acceptable to Borrower. Borrower may not terminate the Servicing Agreement without Lender's prior written approval. The Servicing Agreement shall be cancelable by Lender immediately following the occurrence of an Event of Default. If the Servicing Agent is Borrower or an Affiliate of Borrower, no servicing fees shall be paid during or with respect to any period of time in which an uncured Event of Default exists.

          (z) Use of Borrower's Name. Upon Borrower's prior written consent, Borrower shall at all times during the term of the Loan permit Lender to use the name of Borrower, any of its Affiliates, Guarantor and the Resorts in any press release, advertisement or other promotional materials issued regarding the Loan.

          (aa) Withholding Tax. For so long as any of the Obligations remain outstanding, Borrower agrees to take all steps now or hereafter required in order to avoid the imposition of withholding taxes under Section 871, 881 and 1442 of the United States Federal Internal Revenue Code or any successor statutes. Without limiting the generality of the foregoing, Borrower hereby agrees, for so long as any of the Obligations remain outstanding not to engage in a United States trade or business, as that term is interpreted under the United States Federal Internal Revenue Code. In that regard, but without limiting the generality of the foregoing, Borrower agrees to engage in no operational, marketing, collection, administrative, servicing or other business within the United States. To the extent that Borrower retains the services of an Affiliate for purposes of performing operational, marketing, collection, administrative, servicing or other business activities for the benefit of Borrower, such business activities shall be conducted pursuant to arm's-length pricing and terms, and be evidenced by a written agreement approved by Lender. Borrower shall abide by all of its obligations under such agreement in a timely fashion. Any such Affiliate retained to perform such business activities on the part of Borrower shall have, in the past, performed similar businesses and services with and on behalf of persons or entitles other than Borrower;



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

     7.2 Covenants of Borrower and Guarantor. Borrower and the Guarantor hereby covenant and agree with Lender as follows:

          (a) Ad Valorem and Real Estate Taxes. Subject to the provisions of any of the other Loan Documents, Borrower shall submit evidence in form and content acceptable to Lender, on an annual basis, that all applicable ad valorem, if any, and other real property taxes due with respect to each of the Resorts have been timely paid.

          (b) Application of Loan Proceeds. Borrower shall use the proceeds of the Loan solely for the purpose set forth herein and for no other purpose.

          (c) Sign Regarding Financing. If requested by Lender, Borrower shall, at Lender's cost (to be pre-approved by Lender), promptly erect and maintain, at each of the Resorts, on a site suitable to Lender, and in accordance with applicable law, a sign indicating that Lender is providing financing for the Resorts, all to Lender's reasonable satisfaction, and Borrower shall use its best efforts to prevent the destruction or removal of said sign without Lender's prior written approval.

          (d) Notification of Claims by Subcontractors and Materialmen. Borrower shall advise Lender promptly in writing if Borrower receives any notice, written or oral, from any laborer, subcontractor or materialman in connection with any labor or materials furnished in the construction of any improvements on the Resort Property.

     7.3 Negative Covenants. So long as any portion of the Obligations remains unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

          (a) Limitation on Other Debt/Further Encumbrances. Except for the Permitted Debt and except as may be expressly provided for in the Intercreditor Agreement, Borrower will not obtain financing or grant liens with respect to the Collateral, any Units, Unsold Intervals, Encumbered Intervals, Notes Receivable or other accounts receivable (whether now existing or created hereafter) other than those in favor of Lender, without the prior written consent of Lender, which may be granted, withheld or conditioned, in Lender's sole discretion.

          (b) Restrictions on Transfers. Borrower shall not, without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender, in Lender's sole discretion), whether voluntarily or involuntarily, by operation of law or otherwise (except to the extent that such transfers constitute or would constitute Permitted FINOVA Liens):
     (i) transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of any of the Resorts or the Collateral, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase and so-called "installment sales contracts," "land contracts," or "contracts for deed" (except that Borrower shall have the right to sell Intervals to Purchasers in arms-length transactions in the ordinary course of Borrower's business); (ii) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof (except rental of Intervals in the ordinary course of Borrower's business); (iii) permit the dilution, transfer, pledge, hypothecation or encumbrance of any of the Intervals of Borrower except to Borrower's Affiliates or for estate planning purposes (except with respect to the sale of Intervals to Purchasers in arms length transactions in the ordinary course of business and except to the extent that such transfers constitute or would constitute Permitted FINOVA Liens); (iv) permit the assignment, transfer, delegation, change, modification or diminution of the duties or responsibilities of Borrower or the Guarantor; or (v) to the extent within the control of Borrower, cause or permit the assignment, pledge or other encumbrance of any of the Operating Contracts or all or any portion of Borrower's right, title or interest in the Declaration or the remaining Timeshare Documents. Without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, the prior written consent of Lender shall be required for (A) any transfer of the Collateral or any part thereof (except with respect to the sale of Intervals to Purchasers in arms length transactions in the ordinary course of business and except to the extent that such transfers constitute or would constitute Permitted FINOVA Liens) made to a subsidiary or other Affiliate of Borrower or otherwise; (B) any transfer of all or any part of the Collateral by Borrower to its shareholders or Affiliates or vice versa; (C) any corporate merger or consolidation, disposition or other reorganization except in accordance with Section 7.1(c) of this Agreement; (D) any change in the ownership or management responsibility of Borrower or a material adverse change in the business or financial condition of Borrower; and (E) any transfer of or change in the status of Guarantor (through certain subsidiaries in which Guarantor holds a majority ownership interest, as set forth in Exhibit I attached hereto) as the majority ownership interest holder in each of the Borrower entities, except as expressly provided in Section 7.1(c) hereof. In the event that Lender, in Lender's sole discretion, is willing to consent to a transfer which would otherwise be prohibited by this Section 7.3(b) Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rates and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this Section 7.3(b), in addition to any other rights or remedies which Lender may have hereunder, in any other Loan Document, or at law or in equity, Lender may, by written notice to Borrower, increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate. Notwithstanding anything to the contrary in this
     Section 7.3(b), this Section 7.3(b) shall not be any more restrictive to Borrower than is permitted by Section 4.08 of the Indenture.

          (c) Use of Lender's Name. Borrower will not, and will use its best efforts not to permit any Affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliate of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies.

          (d) Transactions with Affiliates. Without the prior written consent of Lender, Borrower shall not enter into any transaction with any Affiliate in connection with the Collateral, including, without limitation, relating to the purchase, sale or exchange any assets or properties or the rendering of any service, except in the ordinary course of, and pursuant to the reasonable requirements of, the operations of the Resorts and upon fair and reasonable terms.

          (e) Restrictive Covenants. Borrower will not, without Lender's prior written consent, seek, consent to, or otherwise acquiesce in, any change in any private restrictive covenant, planning or zoning law or other public or private restriction, which would limit or alter the use of the Units, the Unsold Intervals or the Encumbered Intervals.

          (f) Subordinated Obligations. Borrower will not, directly or indirectly: (i) permit any payment to be made with respect to any indebtedness, liabilities or obligations, direct or contingent, including without limitation, the Subordinated Indebtedness (as defined in the Guaranty) to any of its shareholders or their Affiliates or the Guarantor which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Note, except in accordance with the terms of such subordination; provided, however, that the restrictions of this subsection 7.3(f)(i) shall not apply to any payments required to be made by Borrower under the Mirror Notes, and provided further that, so long as no Default or Event of Default exists with respect to the Loan and payment of any such Subordinated Indebtedness does not render Borrower insolvent, such Subordinated Indebtedness may be repaid under such regularly scheduled payment terms as are approved in writing by Lender; (ii) permit the amendment, rescission or other modification of any such subordination provisions of any of Borrower's subordinated obligations in such a manner as to affect adversely the Lender's Lien in and to the Collateral or Lender's senior priority position and entitlement as to payment and rights with respect to the Note and the Obligations; or (iii) permit the prepayment or redemption, except for mandatory prepayments, of all or any part of Borrower's obligations to its shareholders or their Affiliates, or of any subordinated obligations of Borrower except in accordance with the terms of such subordination. Notwithstanding the foregoing, any and all such subordinations of indebtedness required by this Section 7.3(f) shall be subject to the provisions of Section 4.08 of the Indenture.

          (g) Timeshare Regime. Without Lender's prior written consent, Borrower shall not amend, modify or terminate the Declaration or any other Timeshare Document, or any other restrictive covenants, agreements or easements regarding the Collateral; nor shall Borrower assign its rights as "developer" or "declarant", if any, under the Declaration or other Timeshare Documents (except to the extent that such actions constitute or would constitute Permitted FINOVA Liens), or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting any of the Resorts (or any portion thereof) without Lender's prior written consent, except as to those changes required by the Mexican Consumer Protection Agency (upon prior written notice to Lender).

          (h) Name Change. Without Lender's prior written consent, Borrower shall not change its name, its chief executive office or the locations at which it does business.

          (i) Collateral. Neither Borrower nor Guarantor shall take any action (or permit or consent to the taking of any action) which might impair the value of all or any portion of the Collateral or any of the rights of Lender with respect to the Collateral, nor shall Borrower nor Guarantor cause or permit any amendment to or modification of the form or terms of any of the Pledged Notes Receivable, Interval Lease Contracts or other Timeshare Documents.

          (j) Marketing/Sales. Borrower shall not market, attempt to sell or sell or permit or justify any sales or attempted sales of any Intervals except in compliance with all applicable statutes, ordinances, rules and regulations enacted or promulgated in Mexico and any other jurisdictions where marketing, sales or solicitation activities occur.

          (k) Consolidation and Merger. Without the prior written consent of Lender, Borrower shall not consolidate with or merge into any other Person or permit any other Person to consolidate or merge into it. Borrower shall not enter into any reorganization or reclassify any capital stock without Lender's prior written approval.


Section 8. EVENTS OF DEFAULT.

     8.1 Nature of Events. An "Event of Default" shall exist if any of the following occur:

          (a) Payments. If Borrower fails to make, as and when due, any payment or mandatory prepayment of principal, interest, or other fees or amounts with respect to the Loan.

          (b) Covenant Defaults. If Borrower fails to perform or observe any non-monetary covenant, agreement or warranty contained in this Agreement or in any of the other Loan Documents and such failure continues for a period of ten (10) days after notice of such failure is furnished by Lender; provided, however, that if Borrower commences to cure such failure within such ten (10) day period but, because of the nature of such failure, cure cannot be completed within ten (10) days, notwithstanding Borrower's diligent good faith efforts to do so, then, provided Borrower diligently seeks to complete such cure, an Event of Default shall not result unless such failure continues for a total of thirty (30) days after notice of such failure is provided by Lender.

          (c) Warranties or Representations. If any representation or other statement made by or on behalf of Borrower or Guarantor in this Agreement, in any of the other Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, is false, misleading or incorrect in any material respect as of the date made or reaffirmed.

          (d) Enforceability of Liens. If any Lien or security interest granted by Borrower to Lender in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority lien or security interest (subject to the Permitted FINOVA Liens) in favor of Lender encumbering the asset to which it is intended to encumber, and Borrower fails to cause such Lien or security interest to become a valid, enforceable, first and prior Lien or security interest (subject to the Permitted FINOVA Liens) in a manner satisfactory to Lender, in its sole discretion, within ten (10) days after Lender delivers written notice thereof to Borrower.

          (e) Involuntary Proceedings. If a case is commenced or a petition is filed against Borrower or Guarantor under any Debtor Relief Law or under the Ley de Quiebras y Suspension de Pagos of Mexico and the same is not dismissed or discharged within forty-five (45) days thereafter; a receiver, liquidator or trustee of Borrower or Guarantor or of any material asset of Borrower or the Guarantor is appointed by court order and such order remains in effect for more than forty-five (45) days; or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than forty-five (45) days.

          (f) Proceedings. If Borrower or Guarantor voluntarily seeks, consents to or acquiesces in the benefit of any provision of any Debtor Relief Law or under the Ley de Quiebras y Suspension de Pagos of Mexico, whether now or hereafter in effect; consents to the filing of any petition against it under such law; makes an assignment for the benefit of its creditors; admits in writing its inability to pay its debts generally as they become due; or consents to or suffers the appointment of a receiver, trustee, liquidator or conservator for it or any part of its assets.

          (g) Attachment; Judgment; Tax Liens. The issuance, filing, levy or seizure against the Collateral, or, with respect to the Obligations, against Borrower or Guarantor, of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of US$10,000 which is not discharged in full or stayed within thirty
     (30) days after issuance or filing. The issuance, filing, levy or seizure against any of the Resorts of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of US$25,000, which is not discharged in full or stayed within sixty
     (60) days after issuance or filing.

          (h) Failure to Deposit Proceeds. If Borrower shall fail to deliver payments made to Borrower under the Pledged Notes Receivable directly to Lender or Lockbox Agent, as required hereunder, or if Borrower shall take any other act which Lender shall deem to be a conversion of all or any portion the Collateral or fraudulent with respect to Lender.

          (i) Timeshare Documents. If the Declaration, the remaining Timeshare Documents, any of the other documents creating or governing the Resorts, its timeshare regime, or any restrictive covenants with respect to the Resorts, shall be terminated without Lender's prior written consent.

          (j) Removal of Collateral. If Borrower conceals, removes, transfers, conveys, assigns or permits to be concealed, removed, transferred, conveyed or assigned, any of the Collateral in violation of the terms of any of the Loan Documents or with the intent to hinder, delay or defraud its creditors or any of them, including, without limitation, Lender.

          (k) Other Defaults. If a material default occurs in connection with any other loans or financing arrangements which Borrower, Guarantor, or any of their respective Affiliates may have with Lender and such default remains uncured beyond any applicable cure or grace period.

          (l) Material Adverse Change. Any material adverse change in the financial condition of Borrower, Guarantor, or in the condition of the Collateral.

          (m) Default of Guarantor. Any default under the Guaranty or the revocation or attempted revocation or repudiation thereof, in whole or part, by Guarantor.

          (n) Default by Borrower in Other  Agreements.  Any default by Borrower
     (i) in the payment of any indebtedness to Lender; (ii) in the payment or performance of other indebtedness for borrowed money or obligations in excess of US$50,000 secured by all or any portion of the Collateral; or
     (iii) in the payment or performance of any other material indebtedness or obligations of Borrower.

          (o) Loss of License. The suspension, loss, revocation or failure to renew or file for renewal of any registration, approval (if required), license, permit or franchise now held or hereafter acquired by Borrower or with respect to the Unsold Intervals or the Encumbered Intervals, or the failure to pay any fee, which is necessary for the continued operation of the Unsold Intervals, Encumbered Intervals or Borrower's business in the same manner as it is being conducted at the time of such loss, revocation, failure to renew or failure to pay.

          (p) Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order or other judicial or nonjudicial sanction limiting or materially affecting any Interval marketing or sales activities, or the enforcement of Lender's remedies, which order or sanction is not terminated or dissolved within thirty (30) days after issuance.

          (q) Violation of Negative Covenants. Borrower or Guarantor violates any negative covenant set forth in Section 7.3 hereof.

          (r) Insolvency. Borrower or Guarantor becomes insolvent or otherwise generally unable to pay its or his respective debts as and when they become due or payable.

          (s) Default under FINOVA Loan or the Indenture. An event of default exists under the FINOVA Loan, the Indenture or the Mirror Notes, a fact or circumstance which, upon the lapse of time, will lead to an event of default under the FINOVA Loan, the Indenture or the Mirror Notes, or the exercise by FINOVA (or its successors or assigns) of foreclosure proceedings or any other remedy available under the FINOVA Loan Agreement with respect to the Resort Property or any other real or personal property that serves as Collateral under this Agreement.

          (t) Transfer of Property. Except for the sale of Intervals in the ordinary course of business in accordance with the terms hereof, and except for transfers due to involuntary condemnation which do not render the Resorts useless for its intended purpose as contemplated hereby, if Borrower shall, without Lender's prior written consent, sell, convey or further encumber all or any part of its interest in any of the Resorts or in any of the personalty located thereon or used or intended to be used in connection therewith (except to the extent that such transfers constitute or would constitute Permitted FINOVA Liens). For purposes of this paragraph, an assignment, sale or transfer shall also include the transfer of any stock of Borrower other than to an existing shareholder thereof.

          (u) Lien Against Resorts. Except as otherwise specifically provided herein to the contrary, if Borrower grants any mortgages, lien or other encumbrance upon any of the Resorts other than in favor of Lender in connection with the Loan and other than the Permitted FINOVA Liens, unless approved by Lender in writing, in its sole and absolute discretion.

          (v) Encroachments and Permits. Except as described in Exhibit B hereof, if all or any portion of the Improvements encroach upon any street or road, setback or easement or upon any adjoining property, or violate any ordinance, regulation, rule or direction of any federal or state agency, or of any governmental or quasi-governmental authority, or any zoning setback line; or if the building permit(s) shall be revoked or suspended or shall lapse, or if any building or other permit or license shall be conditional in nature and Borrower fails to punctually satisfy the conditions so as to prevent its invalidity.

          (w) Unauthorized Work. If Borrower, without Lender's prior written consent, undertakes or contracts for work on any of the Resorts, except during an emergency situation at one or more of the Resorts where the giving of notice to Lender would reasonably risk material adverse consequences for any one or more of the Resorts.

          (x) Breach. If any violation or breach shall occur in any agreement, covenant or restriction affecting title to all or any portion of any of the Resorts, including but not limited to any Permitted Liens and Encumbrances.

          (y) Payment of Withholding Tax and Exchange Control Appraisal Fees. If Borrower does not pay when due any required withholding taxes or exchange control appraisal fees or payments.


Section 9. REMEDIES.

     9.1 Remedies Upon Default. Should an Event of Default occur, Lender may take any one or more of the actions described in this Section 9, all without notice to Borrower or Guarantor (but subject to the provisions of the Intercreditor Agreement):

          (a) Acceleration. Without demand or notice of any nature whatsoever, declare the unpaid balance of the Loan, or any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          (b) Termination of Obligation to Advance. Terminate any commitment of Lender to lend under this Agreement in its entirety, or any portion of any such commitment, and/or terminate Lender's further performance under this Agreement or any other document or instrument to which Lender and Borrower or Guarantor are parties, without further liability or obligation to Borrower or Guarantor, to the extent Lender shall deem appropriate, all without notice to Borrower or Guarantor.

          (c) Judgment. Reduce Lender's claim to judgment, foreclose or otherwise enforce the Textron Mortgages and/or any other lien or security interest in all or any part of the Collateral by any available judicial or other procedure under law. Lender's right to sue and recover a judgment, either before, after or during the pendency of any proceeding for the enforcement of the Textron Mortgages and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the terms of the Textron Mortgages or the foreclosure of the lien thereof.

          (d) Foreclosure. Whether or not Lender takes possession of the Collateral, Lender may proceed to foreclose the Textron Mortgages and to sell the Collateral in its entirety or in separate increments under the judgment of decree of a court or courts of competent jurisdiction and to pursue any other remedy available to it, all as Lender shall deem appropriate. Upon the commencement of suit or foreclosure proceedings with respect to the Textron Mortgages the unpaid principal balance of each Note, if not previously accelerated and declared due, together with the interest accrued thereon and all other Obligations, shall immediately be due and payable. Upon any foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase all or any portion of the Collateral and, upon compliance with the terms of sale, may hold, retain and possess and dispose of the Collateral.

          In the case of a foreclosure sale of all or any portion of the Collateral and the application of the proceeds of sale to the payment of the debt secured by the Textron Mortgages, Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Note, and Lender shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest.

          Borrower agrees, to the full extent that it may lawfully so agree, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon any of the Resorts or upon any other property shall in any manner or to any extent affect the lien of the Textron Mortgages on the Collateral or any part thereof of any lien, rights, powers or remedies of Lender hereunder, and such lien, rights, powers and remedies shall continue unimpaired.

          (e) Lender's Right to Take Possession, Operate and Apply Income.

               (i) Upon Lender's demand, Borrower shall forthwith surrender to Lender the actual possession of the Resorts and, to the extent permitted by law, Lender may enter and take possession of the Resorts and may exclude Borrower and its employees and other agents wholly therefrom and may have joint access with Borrower to Borrower's books, papers and accounts. If Borrower fails to surrender or deliver all or any portion of the Resorts to Lender upon demand, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of all or part of the Resorts to Lender, and Borrower hereby specifically consents to the entry of such a judgment or decree.

               (ii) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Resorts and conduct Borrower's business on the Resorts and, from time to time, do any of the following things as Lender may from time to time deem necessary, appropriate or desirable:

                    (A)   perform   all    maintenance,    repairs,    renewals,
               replacements, additions and improvements necessary and proper to the Resorts and purchase or otherwise acquire additional fixtures, personalty and other property;

                    (B) insure,  manage and operate the Resorts and exercise all of the rights and powers of Borrower (in Lender's name or otherwise) with respect to the insurance, management and operation of the Resorts; and

                    (C) enter into any and all  agreements  with  respect to the exercise by others of any of the powers herein granted to Lender.

               (iii) Lender may collect and receive all of the income, revenues, rents, issues and profits of the Resorts, including those past due as well as those accruing thereafter. Lender shall apply such amounts received by Lender first to the payment of accrued interest and then to the payment of principal and all other sums or indebtedness that may be due hereunder, after deducting therefrom:

                    (A) All expenses of taking, holding,  managing and operating the Resorts (including compensation for the services of all persons employed for such purposes);

                    (B) The cost of all  such  maintenance,  repairs,  renewals, replacements, additions, betterments, improvements, purchases and acquisitions;

                    (C) The cost of insurance;

                    (D) Such taxes,  assessments  and other charges prior to the lien of the Textron Mortgages as Lender may determine to pay;

                    (E) Other proper charges upon the Resorts or any part thereof; and

                    (F) The reasonable compensation,  expenses and disbursements of the attorneys and other agents of Lender, including attorneys' fees and court costs.

               (iv) If an Event of Default giving rise to pursuit of the foregoing remedy shall have been cured, Lender may, at its option, surrender possession of the Resorts to Borrower, its successors or assigns; provided, however, that Lender's right to take possession and to pursue any other remedies hereunder or under any of the other Loan Documents shall exist if any subsequent Event of Default shall occur.

          (f) Sale of Collateral.  After  notification,  if any, provided for in
     Section 9.2 below, Lender may direct the Land Trustee to sell or otherwise dispose of, at the office of the Land Trustee, or elsewhere, as chosen by Lender, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full and fully performed), and at any such sale it shall not be necessary to exhibit the Collateral. Borrower and the Guarantor hereby acknowledge and agree that a private sale or sales of the Collateral, after notification as provided for in Section 9.2, shall constitute a commercially reasonable disposition of the Collateral sold at any such sale or sales, and otherwise, commercially reasonable action on the part of the Lender.

          (g) Retention of Collateral. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the total amount owed by the Borrower pursuant to the Loan Documents, in satisfaction of the Obligations, whenever the circumstances are such that Lender is entitled and elects to do so under applicable law.

          (h) Receiver. Apply by appropriate procedures to the Land Trustee for the appointment of a receiver who shall have the authority to enter upon and take possession of the Resorts, collect the rents and profits therefrom and apply the same as the court may direct. Borrower hereby consents to any such appointment. The receiver shall have all of the rights and powers permitted under the laws of Mexico. All costs and expenses (including receiver's fees, attorneys' fees and costs, and other amounts) incurred in connection with the appointment of a receiver shall be secured by the Textron Mortgages.

          (i) Purchase of Collateral. Buy all or any part of the Collateral at any public or private sale.

          (j) Exercise of Other Rights. Lender shall have all the rights and remedies of a secured party under the Code and other legal and equitable rights to which it may be entitled, including, without limitation, and without notice to Borrower, the right to continue to collect all payments made on the Pledged Notes Receivable, and to apply such payments to the Obligations, and to sue in its own name the maker of any defaulted Pledged Notes Receivable. Lender may also exercise any and all other rights or remedies afforded by any other applicable laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents. Lender shall also have the right to require the Borrower to assemble any of the Collateral not in Lender's possession, at Borrower's expense, and make it available to Lender at a place to be determined by Lender which is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all of the Collateral, and may enter the Resorts or any of the premises of Borrower or wherever the Collateral shall be located, with or without process of law wherever the Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold (and if said premises be the property of Borrower, Borrower agrees not to charge Lender for use and occupancy, rent, or storage of the Collateral, for a period of at least ninety (90) days after sale or disposition of the Collateral).

          (k) Escrow Account. Require that an escrow account be established by Lender or an escrow agent acceptable to Lender to collect any and all taxes that may be payable by Borrower.

     9.2 Notice of Sale. Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other Person entitled to notice under the Code or other applicable law; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may, subject to any applicable local laws, sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 9.2. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys' fees, for advice, counsel or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing and advertising such Collateral for sale, selling same and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied upon the Obligations, and in the event of deficiency, Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature or description against Borrower, or by Borrower or any other party against Lender, which in Lender's sole discretion makes it advisable for Lender to seek counsel for the protection and preservation of its security interest, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender and the same shall be made a further charge and Lien upon the Collateral.

     In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral comprised of Securities may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than three (3) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.


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

     9.3 Application of Collateral; Termination of Agreements. Upon the occurrence of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower or any Affiliate of Borrower, without further liability or obligation by Lender, and may also, at any time, appropriate and apply on any Obligations any and all Collateral in its (or the Lockbox Agent's) possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of Borrower with respect to transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of Lender, but they shall, in all events, continue until all of the Obligations are satisfied.

     9.4 Rights of Lender Regarding Collateral. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and so long as such Event of Default remains uncured, at its sole discretion and subject to applicable law, take the following actions:

          (a) Transfer all or any part of the Collateral into the name of Lender or its nominee;

          (b) Take control of any proceeds of any of the Collateral;

          (c) Extend or renew the Loan and grant releases, compromises or indulgences with respect to the Obligations, any portion thereof, any extension or renewal thereof, or any security therefor, to any obligor hereunder or thereunder; and

          (d) Exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement.

     9.5 Delegation of Duties and Rights. Lender may execute any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

     9.6 Lender Not in Control. None of the covenants or other provisions contained in this Agreement or in any other Loan Document shall give Lender the right or power to exercise control over the affairs and/or management of Borrower.

     9.7 Waivers. The acceptance by Lender at any time and from time to time of partial payments of the Loan or performance of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercises thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, except as otherwise expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Loan, or by any release or change in any security for the payment or performance of the Loan, regardless of the number of such renewals, extensions, releases or changes.

     9.8 Cumulative Rights. All rights and remedies available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Loan Documents, at law or in equity, whether or not the Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     9.9 Expenditures by Lender. Any sums reasonably expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein shall become part of the Obligations and shall bear interest at the Default Rate, from the date of such expenditure until the date repaid.

     9.10 Diminution in Value of Collateral. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral, specifically including that which may arise from Lender's negligence or inadvertence, whether such negligence or inadvertence is the sole or concurring cause of any damage, but specifically excluding any diminution or loss in value which is actually and proximately caused by Lender's failure to retain the Pledged Notes Receivable in a fire-resistant filing cabinet as provided in Section 3.6 above.


Section 10. CERTAIN RIGHTS OF LENDER

     10.1 Protection of Collateral. Lender may, at any time and from time to time, take such actions as Lender deems necessary or appropriate to protect Lender's Liens and security interests in and to preserve the Collateral, and to establish, maintain and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's Liens, security interests and rights and will take such actions to preserve the Collateral and Lender's Liens, security interests and rights as Lender may direct, including, without limitation, by promptly paying upon Lender's demand therefor, all documentary stamp taxes, withholding taxes, exchange fees, notary fees, registration fees or other taxes or fees that may be or may become due with respect to any of the Collateral. All of Lender's expenses of preserving the Collateral and its Liens and security interests and rights therein shall be added to the principal amount of the Loan and secured by the Collateral.

     10.2 Performance by Lender. If Borrower fails to perform any agreement contained herein, Lender may itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 10.5 below. In no event, however, shall Lender have any obligation or duty whatsoever to perform any covenant or agreement of Borrower contained herein or in any of the other Loan Documents, Timeshare Documents or Operating Contracts, and any such performance by Lender shall be wholly discretionary with Lender. The performance by Lender of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any third party to exercise any of Lender's rights or remedies hereunder.

     10.3 No Liability of Lender. Neither the acceptance of this Agreement by Lender, nor the exercise of any rights hereunder by Lender, shall be construed in any way as an assumption by Lender of any obligations, responsibilities or duties of Borrower arising in connection with the Resorts or under the Timeshare Documents, any applicable statutes, ordinances, rules or regulations, under any of the Operating Contracts, or in connection with any other business of Borrower or the Collateral, or otherwise bind Lender to the performance of any obligations with respect to the Resorts or the Collateral; it being expressly understood that Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Borrower with respect to the Resorts or any of the Collateral, or under any of the Timeshare Documents, any applicable statutes, ordinances, rules or regulations, or under any of the Operating Contracts, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith. Without limitation of the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder, nor the acquisition of the Pledged Notes Receivable and the related Interval Lease Contracts by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any Obligations of Borrower with respect to the Resorts or the Pledged Notes Receivable, the related Interval Lease Contracts or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto. Borrower and Guarantor, jointly and severally, hereby agree to indemnify, protect, defend and hold Lender harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, attorneys' fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with (i) any failure or alleged failure of Borrower to perform any of its covenants or obligations with respect to the Resorts or to the Purchasers of any of the Intervals; (ii) a breach of any certification, representation, warranty or covenant of Borrower set forth in any of the Loan Documents; (iii) the ownership of the Pledged Notes Receivable, the Interval Lease Contracts and the rights, titles and interests assigned hereby, or intended so to be; (iv) the debtor-creditor relationships between Borrower on the one hand, and the Purchasers or Lender, as the case may be, on the other; or
(v) the Pledged Notes Receivable, the Interval Lease Contracts or the operation of the Resorts. The obligations of Borrower to indemnify, protect, defend and hold Lender harmless as provided in this Agreement are absolute, unconditional, present and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity or enforceability of any claim, demand or suit from which Lender is indemnified. The indemnity provisions in this Section 10.3 shall survive the satisfaction of the Obligations and termination of this Agreement, and remain binding and enforceable against Borrower, together with its successors and assigns. Borrower hereby waives all notices with respect to any losses, damages, liabilities, suits, costs and expenses, and all other demands whatsoever hereby indemnified, and agrees that its obligations under this Agreement shall not be affected by any circumstances, whether or not referred to above, which might otherwise constitute legal or equitable discharges of its obligations hereunder. If a court of competent jurisdiction should determine that Borrower is entitled to recover damages from Lender for any reason or upon any cause, claim or counterclaim, in connection with the Loan or the transactions provided for or contemplated pursuant to this Agreement or the other Loan Documents, Borrower stipulates and agrees that any such damages or awards shall be limited to the amount of the Commitment Fees or any portion thereof actually paid by Borrower to Lender.

     10.4 Right to Defend Action Affecting Security. Lender may, at Borrower's expense, appear in and defend any action or proceeding, at law or in equity, which Lender in good faith believes may affect the Liens or security interests granted under this Agreement, including without limitation, with respect to Pledged Notes Receivable, the Textron Mortgages, the value of the Collateral, or Lender's rights under any of the Loan Documents.

     10.5 Expenses. All expenses payable by Borrower under any provision of this Agreement shall be an Obligation of Borrower, and if paid by Lender, shall be repaid by Borrower to Lender, upon demand, and shall bear interest at the Default Rate from the date of payment of such expense(s) by Lender until repaid by Borrower.

     10.6 Lender's Right of Set-Off. Lender shall have the right to set-off against any or all of the Collateral any Obligations then due and unpaid by Borrower.

     10.7 No Waiver. No failure or delay on the part of Lender in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Borrower hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower of any and all of the terms and provisions of this Agreement to be performed by Borrower. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Lender contained in this Agreement and the other Loan Documents shall not cure or waive any Default, or affect any Default or affect any notice of Default, or invalidate any acts done pursuant to such notice. No waiver by Lender of any breach or Default of or by any party hereunder shall be deemed to alter or affect Lender's rights hereunder with respect to any prior or subsequent Default.

     10.8  Right of  Lender  to  Extend  Time of  Payment,  Substitute,  Release
Security, Etc. Without affecting the liability of any Person or entity, including, without limitation, any Purchasers, for the payment of any of the Obligations and without affecting or impairing Lender's Lien on the Collateral, or the remainder thereof, as security for the full amount of the Loan unpaid and the Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of the Loan; (b) extend the time or otherwise alter the terms of payment of the Loan; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security
agreements;   (d)  alter,  substitute  or  release  any  property  securing  the
Obligations; (e) realize upon any Collateral for the payment of all or any portion of the Loan in such order and manner as it may deem fit; or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

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

     10.9 Assignment of Lender's Interest. Lender shall have the right to assign the Loan and all or any portion of its rights in or pursuant to this Agreement or any of the Loan Documents to any subsequent holder or holders of the Note or the Obligations.

     10.10 Notice to Purchaser. Borrower authorizes any of Lender, the Lockbox Agent or Servicing Agent (but neither Lender, the Lockbox Agent nor the Servicing Agent shall be obligated) to communicate at any time and from time to time with any Purchaser or any other Person primarily or secondarily liable under a Pledged Note Receivable with regard to the Lien of the Lender thereon and any other matter relating thereto, and by no later than the Closing Date, Borrower shall deliver to Lender a notification to the Purchasers executed in blank by Borrower and in form acceptable to Lender, pursuant to which the Purchasers (or other obligors) may be directed to remit all payments with respect to the Collateral as Lender may require.

     10.11 Collection of the Notes. Borrower hereby directs and authorizes each Person liable for the payment of any Pledged Note Receivable, and promptly after the Closing Date, itself shall direct, in writing, each such Person, to pay each installment thereon to the Lockbox Agent, pursuant to the Lockbox Agreement, unless and until directed otherwise by written notice from Lender or, at Lender's direction, from Borrower, after which such parties are and shall be directed to make all further payments on the Pledged Notes Receivable in accordance with the directions of Lender. Borrower shall have no rights to such installment payments. Lockbox Agent shall have no right of setoff with respect to the monies held by Lockbox Agent pursuant to the Lockbox Agreement. Borrower shall be responsible for all costs and expenses related to the Lockbox Agreement and the Lockbox Agent. Following the occurrence of an Event of Default, Lender shall have the right to require that all payments becoming due under the Pledged Notes Receivable (if any) be paid directly to Lender, and Lender is hereby authorized to receive, collect, hold and apply the same in accordance with the provisions of this Agreement. In the event that following the occurrence of an Event of Default, Lender or Lockbox Agent does not receive any installment of principal or interest due and payable under any of the Pledged Notes Receivable on or prior to the date upon which such installment becomes due, Lender may, at its election (but without any obligation to do so), give or cause Lockbox Agent to give notice of such event of default to the defaulting party or parties, and Lender shall have the right (but not the obligation), subject to the terms of such Notes, to accelerate payment of the unpaid balance of any of the Pledged Notes Receivable in default, and to enforce any other remedies available to the holder of such Pledged Notes Receivable with respect to such Event of Default. Borrower hereby further authorizes, directs and empowers Lender (and Lockbox Agent or any other Person as may be designated by Lender in writing) to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts had been endorsed by Borrower.

     10.12 Power of Attorney. Borrower does hereby irrevocably constitute and appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 10.11 above;
(b) to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; (c) upon an Event of Default, to collect all rent, revenues and income, pursuant to the terms of the Textron Mortgages, subject however to the provisions of the Intercreditor Agreement; (d) from time to time, to institute and prosecute, in Lender's own name, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings with respect to any of the said property, rights, titles, interests and liens; (e) with respect to Pledged Notes Receivable, upon an Event of Default, to change the Borrower's post office mailing address; and
(f) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this
Section 10.12 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until a release of the



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

same is executed by Lender and, to the extent permissible under Mexican law, duly recorded in the appropriate public records of the location of each of the Resorts. For purposes of effectuating Borrower's grant of an irrevocable power of attorney to Lender, contemporaneous herewith Borrower has executed that certain power of attorney in favor of Lender which has been or which shall be recorded in the Public Registry of Commerce ("Power of Attorney").

     10.13 Relief from Automatic Stay, Etc. To the fullest extent permitted by law, in the event the Borrower or Guarantor shall make application for or seek relief or protection under the United States federal bankruptcy code ("Bankruptcy Code") or other United States or Mexican Debtor Relief Laws, or in the event that any involuntary petition is filed against the Borrower or Guarantor under such Code or other Debtor Relief Laws, and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Lender shall automatically and without demand or notice (each of which is hereby waived) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents. In addition, in the event relief is sought by or against Guarantor under the Bankruptcy Code, such Guarantor agrees not to seek, directly or indirectly, in any ensuing bankruptcy proceeding, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy Code, including, without limitation, the exclusivity period provided for under Section 1121(b) of the Bankruptcy Code. Guarantor agrees not to contest the validity or enforceability of this Section.

     10.14 Investigations and Inquiries. Borrower hereby authorizes Lender to conduct such investigations and inquiries as to credit, operations, the Guarantor, the Resorts and the Collateral as Lender shall, in its sole discretion, deem necessary or desirable in connection with monitoring the Loan, and all such Persons of whom Lender may make such inquiry are empowered to cooperate with, and to provide requested information to, Lender.

     10.15 Right of First Refusal. Subject to the right of first refusal set forth in the FINOVA Loan Agreement, Lender shall have the unconditional right and option (but not the obligation), in its sole discretion, and right of first refusal to commit to provide and subsequently provide any and all future receivables financing to Borrower or any Affiliate of Borrower in connection with said Person's sale of one (1) or more future phases of Units and Intervals or other timeshare interests of any type at the Resorts, on substantially the same terms as those set forth herein.

     10.17 Withholding Tax. Any and all payments by the Borrower hereunder or under the Note shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto. If the Borrower shall be required by law to deduct any taxes from or with respect to any sum payable hereunder or under the Note (i) the sum payable shall be increased or "grossed up" as may be necessary so that after making all required deductions the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall pay the full amount of any sums deducted to the relevant taxing authority or other authority in accordance with applicable law. Lender and Borrower shall enter into an arrangement whereby Borrower will provide to Lender evidence satisfactory to Lender in its sole discretion of the payment of withholding taxes required pursuant to Article 154 of the Mexican Income Tax Law and the Treaty to Avoid Double Taxation between the United States and Mexico dated as of November 8, 1992 (or successor provisions, as applicable). If permissible under applicable laws, Borrower shall allow Lender to take tax credits for such withholding tax payments made by Borrower and, after Lender's receipt of evidence satisfactory to Lender in Lender's sole discretion of Borrower's payment of such withholding tax payments, Lender will remit to Borrower an amount equal to such tax credits to the extent actually enjoyed by Lender, taking into account, at Lender's sole discretion, tax credit or other limitations, but in no event greater than the amount of the withholding tax payments actually paid by Borrower with respect to the Note.

     10.18 Intercreditor Agreement. Borrower, Guarantor and Lender each acknowledge and confirm that the provisions of this Loan Agreement, the Textron Mortgages, and the remaining Loan Documents shall be subject to the terms of the Intercreditor Agreement.

Section 11. TERM OF AGREEMENT. This Agreement shall continue in full force and effect, and the security interests granted hereby and the duties, covenants and liabilities of Borrower hereunder and all the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until all of the Obligations have been satisfied in full. Borrower expressly agrees that if either Borrower or Guarantor makes a payment to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any Debtor Relief Laws, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.


Section 12. MISCELLANEOUS

     12.1 Notices. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender or Borrower. Each such notice, request or other communication shall be effective (a) if given by mail, when such notice is deposited in the United States or Mexican mail with first class postage prepaid, and addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested; (b) if given by overnight delivery, two (2) days following the date that such notice is deposited with an internationally recognized overnight delivery service such as Federal Express or Airborne, with all fees and charges prepaid, addressed as provided below; or (c) if given by any other means, when delivered at the address specified in this Section 12.1:

          If  to  Borrower:        c/o  Raintree  Resorts  International,  Inc.
                                   10000 Memorial Drive, Suite 480
                                   Houston, Texas 77024
                                   Attn: Douglas Y. Bech, Esq.




          And a Copy (which
          copy shall not
          constitute notice) to:   Richard F. Davis, Esq.
                                   Battle Fowler, LLP
                                   Suite 2350
                                   2049 Century Park East
                                   Los Angeles, California 90067



          If to Lender:           Textron Financial Corporation
                                  40 Westminster Street
                                  Providence, Rhode Island 02940
                                  Attention: Legal

          With a Copy to:         Textron Financial Corporation
                                  333 East River Drive
                                  First Floor #104
                                  East Hartford, Connecticut 06108
                                  Attention:        Vice President

          If to Guarantor:        c/o Raintree Resorts International, Inc.
                                  10000 Memorial Drive, Suite 480
                                  Houston, Texas 77024
                                  Attn: Douglas Y. Bech, Esq.


          And  a Copy
          which copy shall
          not constitute
          notice) to:             Richard F. Davis, Esq.
                                  Battle Fowler, LLP
                                  Suite 2350
                                  2049 Century Park East
                                  Los Angeles, California 90067

          Notwithstanding the foregoing, copies of the requests or notices from Borrower to Lender which are specified in Sections 2.4(a), 4.2(a) and 12.10 of this Agreement shall not be delivered to Providence, Rhode Island as provided above, but rather shall be delivered in accordance with this
     Section 12.1 only to Textron Financial Corporation, 333 East River Drive, Suite 305, East Hartford, Connecticut 06108, Attention: Richard Mitterling. In addition, all documents, instruments and other items to be delivered to Lender from time to time pursuant to this Agreement shall be delivered to Lender's office at 333 East River Drive, Suite 305, East Hartford, Connecticut 06108.

     12.2 Survival. All representations, warranties, covenants and agreements made by Borrower herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     12.3 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES. BORROWER AND THE GUARANTOR HEREBY AGREE TO ACCEPT THE FEDERAL AND STATE COURTS LOCATED IN PROVIDENCE COUNTY, RHODE ISLAND AS HAVING PROPER JURISDICTION AND BEING THE PROPER VENUE FOR ANY LEGAL PROCEEDINGS ARISING OUT OF THE LOAN DOCUMENTS AND EACH PARTY HERETO HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LEGAL PROCEEDINGS AND EXPRESSLY WAIVES FOR SUCH PURPOSE ANY OTHER PREFERENTIAL JURISDICTION BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE. NOTWITHSTANDING ANYTHING TO THE CONTRARY PROVIDED HEREIN, BORROWER AND GUARANTOR EXPRESSLY WAIVE ANY AND ALL CLAIMS TO JURISDICTION IN MEXICO. NOTWITHSTANDING ANYTHING TO THE CONTRARY PROVIDED HEREIN, THERE SHALL BE NO PROHIBITION BY LAW, RULE OR REGULATION OF MEXICO OR ANY POLITICAL SUBDIVISION THEREOF AS TO THE LENDER'S PROVIDING THE LOAN TO BORROWER AND LENDER'S COLLECTION OF PAYMENTS OF PRINCIPAL AND INTEREST PURSUANT TO THE LOAN TOGETHER WITH LENDER'S COLLECTION OF ANY AND ALL COSTS RELATING TO THE LOAN OR EXERCISE OF RIGHTS AS TO THE COLLATERAL. ALL COLLATERAL WILL BE PERFECTED IN ACCORDANCE WITH THE LAWS OF MEXICO, THE STATE OF RHODE ISLAND, AND THE LOCATION OF THE COMPANY PROVIDING SERVICES AND MANAGEMENT TO THE RESORTS.

     12.4 Limitation on Interest. Lender and Borrower intend to comply at all times with all applicable usury laws. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision hereof, of the Note or of any other Loan Documents shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as "interest") including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee, premium or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the highest lawful rate. The provisions of the Note, this Agreement, and all other Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this Section, and this Section shall govern over all other provisions in any document or agreement now or hereafter existing. This Section shall never be superseded or waived unless there is a written document executed by the Lender and Borrower, expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

     12.5 Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement and/or the other Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     12.6 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower, the Guarantor and Lender and their respective successors and assigns; provided that neither Borrower nor Guarantor may transfer or assign any of its rights or obligations under this Agreement, the Commitment or the other Loan Documents without the prior written consent of Lender. This Agreement and the transactions provided for or contemplated hereunder or under any of the Loan Documents are intended solely for the benefit of the parties hereto. No third party shall have any rights or derive any benefits under or with respect to this Agreement, the Commitment or the other Loan Documents except as specifically set forth herein or otherwise provided in a written document signed by Borrower and Lender. No person other than Borrower shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof, and no other Person, other than Borrower, under any circumstances whatsoever, shall be deemed to be a beneficiary of such conditions, any or all of which Lender freely may waive in whole or in part, at any time if, in its sole discretion, it deems it desirable to do so. In particular, Lender makes no representation and assumes no obligation as to third parties concerning the quality of the construction of the Improvements by Borrower or the absence therefrom of defects. In this connection, Borrower agrees to and shall indemnify Lender from any liability, claim or loss, together with attorneys' fees and costs, resulting from the disbursement of the Loan proceeds or from the condition of the Property, whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability or claim exists.

     12.7 Amendment. This Agreement (including all exhibits and schedules hereto) may not be amended or modified, and no term or provision hereof may be waived, except by a written instrument signed by all of the parties hereto.

     12.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This
Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower, the Guarantor and Lender.

     12.9 Lender Not a Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower or Guarantor, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower, the Guarantor and Lender to be other than that of debtor and creditor.

     12.10 Return of Pledged Notes Receivable.

          (a) In the event Borrower complies with its Obligations under Section 2.4(b) of this Agreement with respect to Pledged Notes Receivable that cease to be Eligible Notes Receivable and Borrower thereafter desires to enforce such ineligible Pledged Note Receivable against the Purchaser thereof, then provided that no Event of Default has occurred which has not been cured to Lender's satisfaction (as evidenced by a written acceptance of such cure executed by Lender), and no event has occurred which with notice, the passage of time or both, would constitute an Event of Default, then within thirty (30) days after its receipt of a written request from

     Borrower, Lender shall release and/or cancel the endorsement in pledge previously effected by Borrower in favor of Lender, without recourse, (liberacion y/o cancelacion del endoso en prenda, sin responsabilidad para el Acreedor) and thereafter deliver such ineligible Note Receivable to Borrower;

          (b) In the event that all Obligations hereunder are fully satisfied then, within a reasonable time thereafter, Lender shall release and/or cancel the endorsement in pledge previously effected by Borrower in favor of Lender, without recourse, (liberacion y/o cancelacion del endoso en prenda, sin responsabilidad para el Acreedor) and thereafter deliver such Pledged Notes Receivable to Borrower, together with any other nonrecourse Collateral reassignment documents requested and prepared by Borrower, at Borrower's sole cost and expense.

     12.11 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     12.12 Total Agreement. This Agreement and the other Loan Documents, including the exhibits and schedules thereto, comprise the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof (including but not limited to the Commitment, except as otherwise expressly provided herein), cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by Lender at the offices set forth above.

     12.13 Litigation. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER, THE GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER, THE GUARANTOR AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER AND THE GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     The waiver and  stipulations of Borrower,  the Guarantor and Lender in this
Section 12.13 shall survive the final payment or performance of all of the Obligations and the resulting termination of this Agreement.

     12.14 Incorporation of Exhibits. This Agreement, together with all exhibits and schedules hereto, constitute one document and agreement which is referred to herein by the use of the defined term "Agreement." Such exhibits and schedules are incorporated herein as though fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

     12.15 Consent to Advertising and Publicity of Timeshare Documents. Borrower hereby consents that the Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, consisting of the name and address of Borrower, the Loan's amount, and the Collateral therefor.

     12.16 Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

     12.17 Headings. Section headings have been inserted in the Agreement as a matter of convenience of reference only; such Section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

     12.18 Gender. Words of any gender in this Agreement shall include each other gender where appropriate.

     12.19  No  Duty.  All  attorneys,  accountants,   appraisers,  consultants,
custodians and other professionals retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Borrower, the Guarantor or any other Person.

     12.20 Reimbursement for Taxes. Borrower will promptly, upon written demand of Lender, reimburse Lender for any taxes assessed against Lender by the Government of Mexico or any subdivision thereof (with the exception of income taxes payable by Lender which are imposed on the net income of Lender) which is on account of or measured by the interest income received by Lender under the Pledged Notes Receivable and Interval Lease Contracts assigned to Lender pursuant to this Agreement or in any way imposed upon Lender in connection with the transactions contemplated hereunder, including, without limitation, any general intangible tax or documentary tax.

     12.21 Submissions.

          (a) All documents, agreements, reports, surveys, appraisals, insurance policies, references, financial information and other submissions required to be furnished by Borrower or Guarantor to Lender hereunder or pursuant to any of the other Loan Documents (collectively "Submissions") shall be in form and content satisfactory to Lender, in its reasonable discretion, and prepared at Borrower's expense.

          (b) Lender shall have the prior right of approval of any Person responsible for preparing a Submission (a "Preparer") and may reject any
     Submission if Lender, in its reasonable discretion, believes that the experience, skill or reputation of the applicable Preparer is unsatisfactory in any respect whatsoever.

          (c) All reports and appraisals required to be furnished by Borrower or Guarantor to Lender hereunder or pursuant to any of the other Loan documents shall specifically be addressed to Lender and include the following statement:

               THE UNDERSIGNED ACKNOWLEDGES THAT TEXTRON FINANCIAL
               CORPORATION IS RELYING ON THE WITHIN INFORMATION IN
                 CONNECTION WITH ITS ADVANCES TO BORROWER ON THE
                                SUBJECT RESORTS.

     12.22 Investigations and Inquiries. Borrower hereby authorizes Lender to conduct all such investigations and inquiries as to credit, operations, Borrower, any Affiliate of Borrower, Guarantor, any Material Party, the Resorts and the Collateral as shall be necessary or desirable, in Lender's sole discretion, in connection with its monitoring of the Loan. By this authorization, individuals of whom Lender may make any such inquiry are empowered to cooperate with and supply all requested information and documentation to Lender.

     12.23 Service of Process. Borrower and Guarantor have appointed Raintree Resorts International, Inc., with an address of 10000 Memorial Drive, Suite 480, Houston, Texas 77024, as their agent for service of process ("Service of Process Agent") who shall be responsible for accepting service of process within the United States on behalf of Borrower and Guarantor.

     12.24 Joint and Several Liability. All of the Obligations, covenants, representations and warranties of Borrower in this Agreement and in any of the remaining Loan Documents shall be the joint and several Obligations, covenants, representations and warranties of each entity constituting Borrower, except to the extent as may be expressly set forth herein to the contrary. Although Lender and Borrower intend that each entity constituting Borrower shall be jointly and severally liable for all Obligations, to the extent that this Agreement or the other Loan Documents may be determined to secure indebtedness of any Borrower for which any other Borrower is not primarily liable, each Borrower entity expressly waives the benefit of any and all defenses available to a guarantor, surety, endorser or accommodation party dependant on an obligor's character as such.

     IN WITNESS WHEREOF, Borrower, Lender and the Guarantor have caused this Agreement to be duly executed and delivered effective as of the date first above written.



























































                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                       SIGNATURES BEGIN ON FOLLOWING PAGE]

BORROWER:

WITNESS:                           CR Resorts Cancun, S. de R.L. de C.V., a
                                   Mexican limited responsibility   corporation
                                   with variable capital



____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]

WITNESS: CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility
                                   corporation     with      variable  capital


____________________________       By:__________________________________
                  Witness          Name:
                                   Its:


                                                                          [SEAL]

WITNESS: CR Resorts Puerto Vallarta, S.de R.L.de C.V., a Mexican limited responsibility corporation with variable capital

____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]

WITNESS: Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]


WITNESS:                           CR Resorts Cancun Timeshare Trust, S. de R.L.
                                   de C.V., a  Mexican  limited   responsibility
                                   corporation   with   variable  capital


____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]

WITNESSS:                          CR Resorts Cabos Timeshare Trust,  S. de R.L.
                                   de C.V., a Mexican  limited    responsibility
                                   corporation with   variable  capital


____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]

WITNESS:                           CR Resorts Puerto  Vallarta  Timeshare  Trust
                                   S. de R.L. de C.V., a Mexican limited
                                   responsibility corporation with variable capital

____________________________       By:__________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]

                                   LENDER:

                                   TEXTRON FINANCIAL CORPORATION,
                                   a Delaware corporation


____________________________       By:     ________________________________
                  Witness          Name:
                                   Its:

                                                                          [SEAL]





                                   GUARANTOR:


                                   Raintree   Resorts    International,    Inc.,
                                   a  Nevada corporation



____________________________       By:     _______________________________
                  Witness          Name:

                                   Its:

                                                                          [SEAL]

                                    EXHIBIT A

                     ASSIGNMENT Of PLEDGED NOTES RECEIVABLE
                          AND INTERVAL LEASE CONTRACTS

                                    EXHIBIT B

                        PERMITTED LIENS AND ENCUMBRANCES


               [TO BE COMPLETED UPON RECEIPT OF TITLE INFORMATION]

                                    EXHIBIT C

                      LEGAL DESCRIPTION OF RESORT PROPERTY


               [TO COMPLETE UPON RECEIPT OF FINAL TITLE POLICIES]

                                    EXHIBIT D

                               TIMESHARE DOCUMENTS


                 [TO BE COMPLETED UPON RECEIPT OF DOCUMENTATION]

                                    EXHIBIT E

                               PENDING LITIGATION


                                      NONE.

                                    EXHIBIT F

                    FORM OF REQUEST FOR ADVANCE (RECEIVABLES)

                                    EXHIBIT G

                               OPERATING CONTRACTS

                                    Exhibit H

                          FORM OF OFFICER'S CERTIFICATE

                                    EXHIBIT I

                         OWNERSHIP OF BORROWER ENTITIES

                                   SCHEDULE 1

                                SALES PROJECTIONS